UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08573

Name of Fund:	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings
California Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2021

Date of reporting period: 01/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of January 31, 2021 has been a time of sudden change, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the virus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimuli. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment and posted positive returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) dropped to historic lows. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts continue to ramp up. Significant additional U.S. stimulus spending in early 2021 is being negotiated in Congress, which would provide a solid tailwind for economic growth. Inflation should increase somewhat as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.47%	17.25%

U.S. small cap equities (Russell 2000® Index)	40.89	30.17

International equities (MSCI Europe, Australasia, Far East Index)	17.58	8.94

Emerging market equities (MSCI Emerging Markets Index)	24.07	27.89

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.54

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.56)	4.91

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.91)	4.72

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.06	3.85

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.72	7.38

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview For the Reporting Period Ended January 31, 2021

Municipal Market Conditions

Municipal bonds posted positive total returns during the period amid increased volatility. Initial strong performance reversed abruptly as a result of the COVID-19 pandemic induced economic shutdown. Performance plummeted -10.87% during a two-week period in March 2020, before rebounding on valuation-based buying. (For comparison, the -11.86% correction in 2008 spanned more than a month.) Fiscal stimulus, monetary policy accommodation, and the partial re-opening of the economy combined to stabilize the market and drive strong performance throughout the summer months. Performance briefly stalled on U.S. election uncertainty, but more recently benefited from a favorable technical backdrop, vaccine optimism, and expectation for additional fiscal aid from the newly unified Democratic government.

Strong technical support during most of the period temporarily waned as COVID-19 fears spurred risk-off sentiment resulting in record outflows. During the 12 months ended January 31, 2021, municipal bond funds experienced net inflows totaling $40 billion, drawn down by nearly $46 billion in outflows during the months of March and April 2020 (based on data from the Investment Company Institute). For the same 12-month period, new issuance was robust at $448 billion but slowed during the height of the pandemic

S&P Municipal Bond Index Total Returns as of January 31, 2021 6 months: 2.06% 12 months: 3.85%

as market liquidity became constrained amid the flight to quality. Taxable municipal issuance was elevated as issuers increasingly advance refunded tax-exempt debt in the taxable municipal market for cost savings.

A Closer Look at Yields

AAA Municipal Yield Curves

From January 31, 2020 to January 31, 2021, yields on AAA-rated 30-year municipal bonds decreased by 42 basis points (“bps”) from 1.80% to 1.38%, while ten-year rates decreased by 43 bps from 1.15% to 0.72% and five-year rates decreased by 62 bps from 0.84% to 0.22% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 30 bps, lagging the 106 bps of steepening experienced in the U.S. Treasury curve.

After dislocating at the height of the pandemic, consistent municipal outperformance in the intermediate and long-end of the curve has resulted in extremely rich valuations with ten- and 30-year municipal-to-Treasury ratios at all-time tights.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government is poised to provide another massive federal aid injection. Direct state and local government aid will provide additional support to own-source government tax receipts, which have outperformed the dire predictions made earlier in 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments face daunting financial challenges, the combination of new federal stimulus and vaccine distribution should augment economic activity and, consequently, bolster revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain, but the additional aid and the re-opening of the economy should bring better operating results in the second half of 2021. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. Again, however, the effective vaccine regimen and prospects for improved distribution suggest that a rebound in economic activity could reduce the number of potential defaults in riskier non-rated credits. While credit fundamentals are expected to improve noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty.

The opinions expressed are those of BlackRock as of January 31, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of January 31, 2021	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Investment Objective

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of January 31, 2021 ($15.00)(a)	4.40%
Tax Equivalent Yield(b)	9.59%
Current Monthly Distribution per Common Share(c)	$0.0550
Current Annualized Distribution per Common Share(c)	$0.6600
Leverage as of January 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low

Market Price	$15.00	$14.67	2.25%	$15.09	$13.79
Net Asset Value	16.16	15.95	1.32	16.16	15.50

Market Price and Net Asset Value History for the Past Five Years

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Fund Summary as of January 31, 2021 (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV

MUC(a)(b)	4.52%	3.57%
Lipper California Municipal Debt Funds(c)	3.82	3.45

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period. Although U.S. Treasury yields moved higher (as prices fell), the tax-exempt market posted a gain due to a decline in yield spreads. Investors grew increasingly optimistic about the economic outlook for 2021, particularly after the approval of a vaccine for COVID-19 in early November 2020. Inflows into the market were consistent and traditional tax-exempt supply trended lower, creating a positive supply-and-demand dynamic that aided performance.

Despite the challenges to state and local budgets from COVID-19, California’s credit quality held up well across most sectors. The potential for higher federal tax rates in the future, together with investors’ ongoing demand for income, created a favorable technical backdrop for tax-exempt munis in high-tax states such as California. With that said, adverse population and business migration trends bear watching.

Positions in bonds with maturities of 20 years and above benefited performance, as longer-term debt outpaced short-term issues. The Fund was also helped by its positions in high yield and BBB rated securities, particularly its holdings in the tobacco sector and Puerto Rico sales tax debt.

The Fund’s use of leverage, which augmented income and amplified the effect of rising prices, was a further contributor. The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared with bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21		07/31/20

County/City/Special District/School District	39%		36%
Health	19		18
Transportation	14		14
Education	9		9
Utilities	8		11
Tobacco	5		5
State	4		5
Housing	2		2
Corporate	—	(c)	—	(c)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	01/31/21		07/31/20

AAA/Aaa	14%		14%
AA/Aa	53		56
A	19		18
BBB/Baa	3		2
BB/Ba	1		1
B	—	(c)	—	(c)
N/R(f)	10		9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	3%
2022	2
2023	3
2024	3
2025	2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

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Fund Summary as of January 31, 2021	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Investment Objective

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of January 31, 2021 ($14.46)(a)	5.23%
Tax Equivalent Yield(b)	10.79%
Current Monthly Distribution per Common Share(c)	$0.0630
Current Annualized Distribution per Common Share(c)	$0.7560
Leverage as of January 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low

Market Price	$14.46	$14.21	1.76%	$14.66	$13.51
Net Asset Value	16.28	15.83	2.84	16.28	15.50

Market Price and Net Asset Value History for the Past Five Years

F U N D S U M M A R Y	9

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV

MUJ(a)(b)	4.43%	5.54%
Lipper New Jersey Municipal Debt Funds(c)	5.39	4.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period. Although U.S. Treasury yields moved higher (as prices fell), the tax-exempt market posted a gain due to a decline in yield spreads. Investors grew increasingly optimistic about the economic outlook for 2021, particularly after the approval of a vaccine for COVID-19 in early November 2020. Inflows into the market were consistent and traditional tax-exempt supply trended lower, creating a positive supply-and-demand dynamic that aided performance.

New Jersey tax-backed bonds outperformed the national market. Credit spreads tightened during the period due to elevated investor demand for higher yielding investment-grade bonds, coupled with tax revenues that were more resilient than expected.

High yield municipal bonds outperformed the broader market, led by more liquid tobacco and Puerto Rico bonds. The state tax-backed sector—which benefited from the strength in both the state of New Jersey and Puerto Rico bonds—was the primary contributor. The transportation also contributed, but to a lesser extent. Positions in A and BBB rated bonds were the largest contributors on a ratings basis. At a time in which longer-maturity bonds outperformed short-term issues, the Fund’s holdings in bonds with maturities of 20 years and above further helped performance.

The Fund’s use of leverage, which augmented income and amplified the effect of rising prices, was a further contributor. The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared with bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of January 31, 2021 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21	07/31/20

State	35%	19%
Transportation	19	29
Education	15	15
County/City/Special District/School District	11	12
Health	8	9
Utilities	4	8
Housing	4	4
Tobacco	3	3
Corporate	1	1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/21		07/31/20

AAA/Aaa	6%		6%
AA/Aa	34		37
A	21		18
BBB/Baa	31		30
BB/Ba	3		3
B	—	(e)	—
N/R(f)	5		6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	9%
2022	3
2023	7
2024	11
2025	4

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of January 31, 2021	BlackRock MuniYield Investment Quality Fund (MFT)

Investment Objective

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of MFT and the Board of Trustees of BlackRock Municipal Income Trust II (BLE) each approved the reorganization of MFT into BLE. The reorganization was approved by each Fund’s shareholders and is expected to occur during the second quarter of 2021, subject to the satisfaction of customary closing conditions.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2021 ($14.52)(a)	4.96%
Tax Equivalent Yield(b)	8.38%
Current Monthly Distribution per Common Share(c)	$0.0600
Current Annualized Distribution per Common Share(c)	$0.7200
Leverage as of January 31, 2021(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low

Market Price	$14.52	$13.97	3.94%	$15.00	$13.17
Net Asset Value	14.69	14.37	2.23	14.69	13.94

Market Price and Net Asset Value History for the Past Five Years

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniYield Investment Quality Fund (MFT)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV

MFT(a)(b)	6.57%	4.82%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.44	5.39

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period. Although U.S. Treasury yields moved higher (as prices fell), the tax-exempt market posted a gain due to a decline in yield spreads. Investors grew increasingly optimistic about the economic outlook for 2021, particularly after the approval of a vaccine for COVID-19 in early November 2020. Inflows into the market were consistent and traditional tax-exempt supply trended lower, creating a positive supply-and-demand dynamic that aided performance.

Given that municipal yields were little changed during the period, income was a large driver of performance. The use of leverage further augmented income as funding costs remained at depressed levels.

Yield spreads declined as the fundamental and technical backdrop for the asset class improved. As a result, some of the sectors impacted the most by COVID-19—such as health care and state tax-backed issues from lower-rated issuers (including Illinois, New Jersey and Puerto Rico)—started to recover. Holdings in the transportation sector also aided results. Additionally, longer-dated holdings with maturities of 20 years and above outperformed. The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniYield Investment Quality Fund (MFT)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21	07/31/20

Transportation	35%	39%
Health	13	12
County/City/Special District/School District	12	13
State	11	6
Housing	7	6
Education	7	5
Utilities	7	14
Tobacco	4	4
Corporate	4	1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/21	07/31/20

AAA/Aaa	1%	1%
AA/Aa	35	37
A	36	36
BBB/Baa	15	15
BB/Ba	2	1
B	1	—
N/R(e)	10	10

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	13%
2022	3
2023	15
2024	7
2025	1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 3%, respectively, of the Fund’s total investments.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2021	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Investment Objective

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2021 ($14.80)(a)	4.54%
Tax Equivalent Yield(b)	8.26%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Leverage as of January 31, 2021(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low

Market Price	$14.80	$14.24	3.93%	$14.84	$13.50
Net Asset Value	16.01	15.88	0.82	16.02	15.52

Market Price and Net Asset Value History for the Past Five Years

F U N D S U M M A R Y	15

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV

MIY(a)(b)	6.32%	3.14%
Lipper Other States Municipal Debt Funds(c)	7.28	3.26

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period. Although U.S. Treasury yields moved higher (as prices fell), the tax-exempt market posted a gain due to a decline in yield spreads. Investors grew increasingly optimistic about the economic outlook for 2021, particularly after the approval of a vaccine for COVID-19 in early November 2020. Inflows into the market were consistent and traditional tax-exempt supply trended lower, creating a positive supply-and-demand dynamic that aided performance.

Michigan performed in line with the national market. Michigan’s economy has improved and diversified since the 2008-2009 recession, albeit with a continued dependency on the auto industry. Net migration turned positive in 2017 for the first time in that decade, helping the state recover its prior population losses. More recently, however, the COVID-19 pandemic disrupted economic progress. The pandemic and subsequent shutdowns led to a revenue shortfall of approximately $2.2 billion in Michigan’s general fund in the 2020 fiscal year, causing the state to draw from its “rainy day” fund. The state government has indicated it will steadily replenish the fund over the next two fiscal years.

The Fund’s positions in sectors that were most affected by COVID-19 in early 2020—including state tax-backed, transportation and health care issues—contributed strongly to performance as yield spreads narrowed considerably in anticipation of a recovery. The Fund’s holdings in lower-rated securities also aided performance amid investors’ ongoing search for yield.

The Fund’s use of leverage, which augmented income and amplified the effect of rising prices, was a further contributor.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared with bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21	07/31/20

Education	24%	24%
Health	22	22
County/City/Special District/School District	18	16
State	15	18
Utilities	10	10
Housing	4	4
Transportation	4	4
Corporate	2	2
Tobacco	1	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/21		07/31/20

AAA/Aaa	2%		2%
AA/Aa	64		63
A	25		26
BBB/Baa	4		4
BB/Ba	—	(e)	—
N/R(f)	5		5

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	1%
2023	3
2024	5
2025	2
2026	4

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

F U N D S U M M A R Y	17

Fund Summary as of January 31, 2021	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Objective

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MPA
Initial Offering Date.	October 30, 1992
Yield on Closing Market Price as of January 31, 2021 ($14.67)(a)	4.50%
Tax Equivalent Yield(b)	8.02%
Current Monthly Distribution per Common Share(c)	$0.0550
Current Annualized Distribution per Common Share(c)	$0.6600
Leverage as of January 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low

Market Price	$14.67	$14.09	4.12%	$14.92	$13.57
Net Asset Value	16.46	16.09	2.30	16.46	15.66

Market Price and Net Asset Value History for the Past Five Years

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV

MPA(a)(b)	6.53%	4.66%
Lipper Pennsylvania Municipal Debt Funds(c)	4.69	3.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period. Although U.S. Treasury yields moved higher (as prices fell), the tax-exempt market posted a gain due to a decline in yield spreads. Investors grew increasingly optimistic about the economic outlook for 2021, particularly after the approval of a vaccine for COVID-19 in early November 2020. Inflows into the market were consistent and traditional tax-exempt supply trended lower, creating a positive supply-and-demand dynamic that aided performance..

Pennsylvania tax-backed bonds outperformed the national market. Credit spreads tightened during the period due to elevated investor demand for higher yielding investment-grade bonds, coupled with tax revenues that were more resilient than expected.

High yield municipal bonds outperformed the broader market, led by more liquid tobacco and Puerto Rico bonds. On a sector basis, health care, state tax backed state and transportation issues produced the highest returns. A material portion of the return in the state tax-backed states sector came from the Fund’s position in Puerto Rico. Holdings in longer-maturity debt, particularly securities maturing in 20 years or more, outpaced short-term issues.

The Fund’s use of leverage, which augmented income and amplified the effect of rising prices, was a further contributor. The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared with bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	19

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21	07/31/20

Health	31%	19%
County/City/Special District/School District	19	18
Education	17	24
Transportation	11	12
State	10	12
Utilities	8	6
Housing	2	4
Tobacco	1	3
Corporate	1	2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/21		07/31/20

AAA/Aaa	—	%(e)	3%
AA/Aa	51		46
A.	27		27
BBB/Baa	5		8
BB/Ba	3		3
B	1		1
CCC/Caa	—	(e)	—
N/R(f)	13		12

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	11%
2022	6
2023	2
2024	6
2025	16

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Fund’s total investments.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2021	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 103.5%

Corporate — 0.3%
California Municipal Finance Authority, RB, Series A, AMT, 4.00%, 07/15/29	$1,920	$2,153,760

County/City/Special District/School District — 38.5%
California Municipal Finance Authority, RB, 5.00%, 06/01/43	2,000	2,451,700
California Statewide Communities Development Authority Special Assessment
Series C, 4.00%, 09/02/40	2,160	2,380,450
Series C, 4.00%, 09/02/50	1,550	1,671,659
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/39	535	617,657
5.00%, 09/02/44	615	704,587
5.00%, 09/02/49	900	1,025,793
Series C, 5.00%, 09/02/44	130	148,937
Series C, 5.00%, 09/02/49	640	729,453
California Statewide Communities Development Authority, ST
Series B, 4.00%, 09/02/40	605	661,344
Series B, 4.00%, 09/02/50	735	794,381
Centinela Valley Union High School District, GO, Series A, 5.75%, 08/01/21(a)	9,120	9,376,728
Chabot-Las Positas Community College District, GO, Series A, 4.00%, 08/01/47	1,500	1,713,765
Chaffey Joint Union High School District, GO, CAB(b)
Series C, 0.00%, 08/01/32	250	187,722
Series C, 0.00%, 08/01/33	500	357,590
Series C, 0.00%, 08/01/34	510	348,014
Series C, 0.00%, 08/01/35	545	354,681
Series C, 0.00%, 08/01/36	500	310,180
Series C, 0.00%, 08/01/37	650	384,631
Series C, 0.00%, 08/01/38	625	352,825
Series C, 0.00%, 08/01/39	750	403,672
Series C, 0.00%, 08/01/40	1,855	952,580
Series C, 0.00%, 08/01/41	305	149,365
Series C, 0.00%, 02/01/42	350	167,272
ChiNo.Valley Unified School District, GO, Series B, 5.00%, 08/01/55	1,285	1,676,668
City of Dixon California, ST, 4.00%, 09/01/45	535	573,611
City of Roseville California, ST, 4.00%, 09/01/50	365	388,667
City of Sacramento California Transient Occupancy Tax Revenue, RB, Series A, 5.00%, 06/01/43	1,230	1,438,879
Coronado Community Development Agency Successor Agency, Refunding TA, Series A, 5.00%, 09/01/33	1,945	2,331,530
County of Santa Clara California, GO, Series B, 4.00%, 08/01/43	10,225	10,773,673
El Dorado Irrigation District, Refunding RB, Series A, (AGM), 5.25%, 03/01/24(a)	10,000	11,570,300
Elk Grove Unified School District, GO, 4.00%, 08/01/46	10,000	11,238,200
Fremont Union High School District, Refunding GO, 4.00%, 08/01/40	2,500	2,777,275
Garden Grove Unified School District, GO, Series C, 5.25%, 08/01/23(a)	5,500	6,202,570
Gavilan Joint Community College District, GO(a)
Series D, 5.50%, 08/01/21	2,170	2,228,395
Series D, 5.75%, 08/01/21	8,400	8,636,460

Security	Par (000)	Value

County/City/Special District/School District (continued)
Glendale Community College District, GO, Series A, 4.00%, 08/01/46	$8,000	$9,162,160
Grossmont Healthcare District, GO, Series B, 6.13%, 07/15/21(a)	2,000	2,054,820
Hayward Unified School District, GO, Series A, (BAM), 4.00%, 08/01/48	2,000	2,311,500
Kern Community College District, GO(a)
Series C, 5.25%, 11/01/23	5,715	6,512,300
Series C, 5.75%, 11/01/23	12,085	13,936,543
Los Alamitos Unified School District, Refunding GO, 5.25%, 08/01/23	3,700	4,172,638
Los Angeles County Facilities, Inc., RB, Series A, 5.00%, 12/01/51	18,270	22,531,477
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/44	2,000	2,544,520
Los Angeles County Public Works Financing Authority, Refunding RB, Series D, 5.00%, 12/01/45	1,430	1,697,338
Mount San Jacinto Community College District, GO, Series A, 5.00%, 08/01/35.	3,565	4,320,744
Natomas Unified School District, GO, (BAM), 4.00%, 08/01/42	5,000	5,661,350
Orange County Community Facilities District, ST 4.00%, 08/15/40	345	382,681
4.00%, 08/15/50	320	348,467
Rio Elementary School District, GO, Series A, (AGM), 5.25%, 08/15/25(a)	5,865	7,185,505
Riverside County Public Financing Authority, Refunding TA, Series A, (BAM), 4.00%, 10/01/40	4,045	4,642,891
San Benito High School District, GO, 4.00%, 08/01/48	5,000	5,787,800
San Bernardino County Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,545	5,231,295
San Diego Unified School District, GO, Series B, 3.25%, 07/01/48	6,000	6,528,240
San Diego Unified School District, GO, CAB(b)
Series K-2, 0.00%, 07/01/38	2,755	1,592,280
Series K-2, 0.00%, 07/01/39	3,340	1,846,920
Series K-2, 0.00%, 07/01/40	4,285	2,269,207
San Joaquin County Transportation Authority, Refunding RB, Series A, 6.00%, 03/01/21(a)	2,665	2,677,712
San Jose Financing Authority, RB, 5.75%, 05/01/42	4,500	4,561,155
San Jose Financing Authority, Refunding RB, Series A, 5.00%, 06/01/23(a)	5,800	6,455,980
San Luis Obispo County Community College District, Refunding GO, Series B, 4.00%, 08/01/43	3,555	4,202,188
San Marcos Redevelopment Agency Successor Agency, Refunding TA
Series A, 5.00%, 10/01/32	1,700	2,060,417
Series A, 5.00%, 10/01/33	1,125	1,362,544
Santa Clara Unified School District, GO, 4.00%, 07/01/48	10,000	11,525,800
Santa Clarita Community College District, Refunding GO, 4.00%, 08/01/46	10,000	11,285,200
Washington Township Health Care District, GO, Series B, 5.50%, 08/01/38	1,625	1,850,550
West Contra Costa Unified School District, GO
Series A, (AGM), 5.25%, 08/01/21(a)	5,390	5,528,361
Series A, 5.50%, 08/01/39	2,500	2,820,900
Series B, 5.50%, 08/01/39	3,195	3,605,110

		254,737,807

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education — 10.1%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	$5,800	$9,457,654
California Enterprise Development Authority RB
Series A, 5.00%, 08/01/50	650	769,730
Series A, 5.00%, 08/01/57	600	705,624
California Municipal Finance Authority, RB 6.00%, 01/01/22(a)	2,750	2,898,390
Series A, 5.50%, 08/01/34(c)	250	265,350
Series A, 5.00%, 10/01/39(c)	285	301,291
Series A, 5.00%, 10/01/49(c)	480	502,272
Series A, 5.00%, 10/01/57(c)	940	979,104
California Municipal Finance Authority, Refunding RB
5.00%, 08/01/39	1,105	1,232,451
Series B, 5.00%, 01/01/42	1,750	2,031,155
California School Finance Authority, RB(c) 5.00%, 06/01/40	355	381,252
5.00%, 06/01/50	555	590,975
5.00%, 06/01/59	885	937,746
Series A, 5.00%, 07/01/49	850	1,055,581
Series A, 5.00%, 06/01/58	4,135	4,444,815
Series A, 5.00%, 07/01/59	1,380	1,493,215
Series B, 4.00%, 07/01/45	560	560,812
Hastings Campus Housing Finance Authority, RB
Series A, 5.00%, 07/01/45	785	907,735
Series A, 5.00%, 07/01/61	4,720	5,389,202
University of California, RB, Series M, 5.00%, 05/15/47	15,000	18,496,050
University of California, Refunding RB
Series AO, 5.00%, 05/15/40	5,430	6,449,211
Series AZ, 4.00%, 05/15/48	6,000	6,972,000

		66,821,615

Health — 13.8%
California Health Facilities Financing Authority Refunding RB, Series B, 5.00%, 11/15/26(a)	3,385	4,295,430
California Health Facilities Financing Authority, RB
4.00%, 11/15/47	825	939,848
Series A, 5.00%, 11/15/35	1,960	2,473,148
Series A, 5.25%, 11/01/41	8,000	8,288,960
Series A, 4.00%, 11/15/42	450	518,742
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 10/01/24(a)	4,745	5,581,781
Series A, 5.00%, 07/01/37	10,000	11,105,300
Series A, 5.00%, 10/01/38	6,225	7,234,695
Series B, 5.00%, 11/15/46	4,910	5,971,738
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 02/01/37	3,110	3,647,688
Series A, 5.00%, 11/01/39(c)	250	288,793
Series A, 5.00%, 02/01/42	5,250	6,105,435
Series A, 5.00%, 11/01/49(c)	280	315,106
California Statewide Communities Development Authority, RB
4.00%, 08/01/45	2,500	2,630,600
4.00%, 07/01/48	2,220	2,512,219
California Statewide Communities Development Authority, Refunding RB
5.00%, 12/01/21(a)	6,235	6,489,076
4.00%, 04/01/42	3,005	3,270,341

Security	Par (000)	Value

Health (continued)
California Statewide Communities Development Authority, Refunding RB (continued)
4.00%, 04/01/47	$2,655	$2,863,922
5.00%, 04/01/47	2,995	3,424,183
Series A, 5.00%, 08/15/51	1,635	1,966,529
Series A, 5.00%, 12/01/53	1,000	1,224,050
Series A, 4.00%, 12/01/57	3,250	3,443,830
Series A, 5.00%, 12/01/57	1,750	2,156,140
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 05/15/47	4,000	4,802,600

		91,550,154

Housing — 4.0%
California Community Housing Agency, RB, Series A, 4.00%, 02/01/56(c)(d)	1,650	1,798,054
California Community Housing Agency, RB, M/F Housing, Series A, 5.00%, 04/01/49(c)	3,840	4,397,952
California Housing Finance, RB, M/F Housing Series 2, Class A, 4.00%, 03/20/33	4,062	4,631,551
Series A, 4.25%, 01/15/35	941	1,104,948
CSCDA Community Improvement Authority, RB, M/F Housing(c)
4.00%, 08/01/56(d)	1,905	2,105,349
Series A, 5.00%, 07/01/51	1,325	1,524,254
Freddie Mac Multifamily ML Certificates, RB, M/F Housing, Class A, 3.35%, 11/25/33	9,709	11,236,136

		26,798,244

State — 1.7%
California State Public Works Board, RB
Series C, 5.75%, 10/01/31	1,205	1,249,958
Series I, 5.50%, 11/01/33	2,015	2,301,755
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/40	400	466,576
4.00%, 09/02/50	320	339,629
5.00%, 09/02/50	320	365,798
City of Roseville California, ST, 4.00%, 09/01/45	100	106,657
State of California, Refunding GO, 5.00%, 08/01/45	5,690	6,736,277

		11,566,650

Tobacco — 7.8%
California County Tobacco Securitization Agency, Refunding RB
4.00%, 06/01/49	320	374,265
Series A, 4.00%, 06/01/49	465	546,124
California County Tobacco Securitization Agency, Refunding RB, CAB(b)
0.00%, 06/01/55	3,185	769,560
Series B-2, Subordinate, 0.00%, 06/01/55	4,780	922,970
Golden State Tobacco Securitization Corp., Refunding RB
Series A, (AGM), 5.00%, 06/01/40	9,765	11,399,759
Series A-1, 5.00%, 06/01/31	7,560	9,476,611
Series A-1, 3.50%, 06/01/36	9,310	9,526,644
Series A-1, 5.00%, 06/01/47	11,350	11,805,816
Series A-2, 5.00%, 06/01/47	1,645	1,711,063

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
Tobacco Securitization Authority of Northern California, Refunding RB, Series A-1, 5.50%, 06/01/45	$1,435	$1,442,921
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	1,155	1,416,573
Tobacco Securitization Authority of Southern California, Refunding RB, CAB, 0.00%, 06/01/54(b)	13,750	2,588,575

		51,980,881

Transportation — 16.2%
Alameda Corridor Transportation Authority, Refunding RB, Series B, Sub Lien, 5.00%, 10/01/35	1,500	1,756,485
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42	5,000	5,817,350
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	13,915	15,557,387
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/40	3,830	4,504,961
Series D, AMT, 5.00%, 05/15/35	2,000	2,366,420
Series D, AMT, 5.00%, 05/15/36	1,500	1,773,705
Sub-Series A, AMT, 5.00%, 05/15/47	6,725	8,085,468
City of Los Angeles Department of Airports, Refunding ARB, 5.00%, 05/15/43	7,000	9,077,950
County of Sacramento California Airport System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	2,500	3,010,850
Sub-Series B, 5.00%, 07/01/41	1,250	1,494,813
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/41	3,075	3,709,096
Series A, AMT, 5.00%, 03/01/47	11,770	14,052,791
Series A-1, AMT, 5.25%, 03/01/23	3,785	3,799,345
Series A-1, AMT, 6.25%, 03/01/34	1,400	1,406,384
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	500	569,595
San Diego County Regional Airport Authority, Refunding ARB, Series A, 5.00%, 07/01/42	4,275	5,271,075
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.00%, 05/01/44	5,000	6,188,550
Series A, AMT, 5.00%, 05/01/47	5,000	5,996,350
Series B, AMT, 5.00%, 05/01/41	5,000	5,932,400
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, AMT, 5.00%, 05/01/29	6,435	6,811,962

		107,182,937

Utilities — 11.1%
Anaheim Public Financing Authority, RB, Series A, 5.38%, 04/01/21(a)	2,200	2,219,074
City of Riverside California Electric Revenue,
Refunding RB, Series A, 5.00%, 10/01/43	3,500	4,531,450
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series A, 5.00%, 11/01/39	5,245	6,270,660
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21	4,000	4,000,000
East Bay Municipal Utility District Water System Revenue, RB Series A, 4.00%, 06/01/45	4,585	5,345,239

Security	Par (000)	Value

Utilities (continued)
East Bay Municipal Utility District Water System Revenue, RB (continued)
Series A, 5.00%, 06/01/49	$11,190	$14,382,507
Los Angeles Department of Water & Power Power System Revenue, RB, Series A, 5.00%, 07/01/42	8,825	10,933,469
San Diego Public Facilities Financing Authority, Refunding RB, Series A, Subordinate, 5.00%, 08/01/43	9,655	12,322,387
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series B, 4.00%, 10/01/42	3,000	3,182,730
San Juan Water District, Refunding RB, Series A, 5.25%, 02/01/33	7,325	7,699,014
San Mateo Foster City Public Financing Authority, RB, 4.00%, 08/01/44	2,000	2,404,760

		73,291,290

Total Municipal Bonds in California		686,083,338

Puerto Rico — 4.6%

State — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	8,317	9,308,303
Series A-1, Restructured, 5.00%, 07/01/58	11,280	12,810,245
Series A-2, Restructured, 4.33%, 07/01/40	2,677	2,959,076
Series A-2, Restructured, 4.78%, 07/01/58	553	619,725
Series B-1, Restructured, 4.75%, 07/01/53	848	948,988
Series B-2, Restructured, 4.78%, 07/01/58	822	920,961
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	8,705	2,752,956

Total Municipal Bonds in Puerto Rico		30,320,254

Total Municipal Bonds — 108.1% (Cost: $644,854,518)		716,403,592

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 50.9%

County/City/Special District/School District — 23.1%
Foothill-De Anza Community College District, GO, Series C, 5.00%, 08/01/21(a)	40,000	40,977,200
Palomar Community College District, GO, Series C, 5.00%, 08/01/44(a)	15,140	18,381,020
Riverside County Public Financing Authority, RB, 5.25%, 11/01/45	10,000	11,969,598
Sacramento Area Flood Control Agency, Refunding SAB, Series A, 5.00%, 10/01/43	9,990	12,197,590
San Luis Obispo County Community College District, Refunding GO, Series A, 4.00%, 08/01/40	6,585	7,510,587
San Mateo County Community College District, GO, Series A, 5.00%, 09/01/45.	17,615	21,123,019
Southwestern Community College District, GO, Series D, 5.00%, 08/01/44	10,820	12,723,671
Visalia Unified School District, COP, Series D, 4.00%, 05/01/48	8,493	8,519,580
West Valley-Mission Community College District, GO, Series B, 4.00%, 08/01/40	17,000	19,369,970

		152,772,235

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education — 3.7%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	$6,001	$7,241,511
University of California, RB, Series AM, 5.25%, 05/15/44	10,210	11,826,039
University of California, Refunding RB, Series AF, 5.00%, 05/15/39	5,000	5,538,250

		24,605,800

Health — 15.9%
California Health Facilities Financing Authority, RB
5.00%, 11/15/49(f)	5,000	6,038,750
5.00%, 11/15/56	6,000	7,375,560
Series A, 5.00%, 08/15/23(a)	14,520	16,311,623
Series B, 5.00%, 08/15/55	4,500	5,427,675
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 08/15/25(a)	19,425	23,615,157
Series A, 4.00%, 10/01/47	4,997	5,653,309
Sub-Series A-2, 4.00%, 11/01/44	17,720	20,727,970
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	19,070	20,083,380

		105,233,424

Transportation — 5.7%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/49(f)	10,005	11,398,896
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/40	5,500	6,469,265
Series B, AMT, 5.00%, 05/15/41	3,645	4,340,689
Series D, AMT, 5.00%, 05/15/41	13,331	15,636,077

		37,844,927

Utilities — 2.5%
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.00%, 06/01/44	13,790	16,398,241

Total Municipal Bonds in California		336,854,627

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.9% (Cost: $307,882,031)		336,854,627

Total Long-Term Investments — 159.0% (Cost: $952,736,549)		1,053,258,219

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.3%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.01%(g)(h)	15,156,298	$15,157,813

Total Short-Term Securities — 2.3% (Cost: $15,156,409)		15,157,813

Total Investments — 161.3% (Cost: $967,892,958)		1,068,416,032

Other Assets Less Liabilities — 0.9%		6,648,679

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.9)%		(158,594,802)

VMTP Shares at Liquidation Value — (38.3)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$662,469,909

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to May 15, 2025, is $10,754,131. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds California Money Fund, Institutional Class	$1,871,730	$13,286,156	(a)	$—	$(1,554)	$1,481	$15,157,813	15,156,298	$1,378	$—

(a)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	176	03/22/21	$24,118	$144,729
Long U.S. Treasury Bond	64	03/22/21	10,798	312,026

				$456,755

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$456,755	$—	$456,755

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$456,755	$—	$456,755

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$17,457,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$716,403,592	$—	$716,403,592
Municipal Bonds Transferred to Tender Option Bond Trusts	—	336,854,627	—	336,854,627
Short-Term Securities
Money Market Funds	15,157,813	—	—	15,157,813

	$15,157,813	$1,053,258,219	$—	$1,068,416,032

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$456,755	$—	$—	$456,755

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(158,512,208)	$—	$(158,512,208)
VMTP Shares at Liquidation Value	—	(254,000,000)	—	(254,000,000)

	$—	$(412,512,208)	$—	$(412,512,208)

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2021	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.2%

Utilities — 0.2%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$1,015	$1,227,440

New Jersey — 126.1%

Corporate — 1.5%
New Jersey Economic Development Authority, RB(a)
Series A, (NPFGC), 5.25%, 07/01/25	535	648,511
Series A, (NPFGC), 5.25%, 07/01/26	1,415	1,777,381
New Jersey Economic Development Authority, Refunding RB
3.38%, 04/01/38	2,230	2,360,946
3.50%, 04/01/42	1,675	1,774,579
Series A, AMT, 2.20%, 10/01/39(b)	850	929,543

		7,490,960

County/City/Special District/School District — 11.0%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	11,130	11,941,377
5.25%, 11/01/44	3,755	4,009,251
City of Bayonne New Jersey, Refunding GO, (BAM SAW), 5.00%, 07/01/39	3,340	3,966,885
County of Essex New Jersey, GO, Series B, (SCH BD RES FD), 3.00%, 09/01/46	1,700	1,799,654
County of Union New Jersey, Refunding GO, 4.00%, 03/01/21(c)	11,425	11,460,532
Essex County Improvement Authority, RB, (GTD), 4.00%, 11/01/49	575	645,621
Essex County Improvement Authority, Refunding RB
(GTD, NPFGC), 5.50%, 10/01/27	250	334,280
(GTD, NPFGC), 5.50%, 10/01/28	4,840	6,662,502
Ewing Township Board of Education, GO
(SCH BD RES FD), 4.00%, 07/15/38	1,470	1,712,227
(SCH BD RES FD), 4.00%, 07/15/39	1,330	1,542,787
Hudson County Improvement Authority, RB, 4.00%, 10/01/51	2,800	3,304,644
Hudson County Improvement Authority, RB, CAB, Series A-1, (GTD, NPFGC), 0.00%, 12/15/32(d)	1,000	806,040
New Jersey Economic Development Authority, RB(c)
5.00%, 06/15/23	3,065	3,413,705
Series KK, 5.00%, 09/01/22	325	349,843
Township of Irvington NJ, Refunding GO, Series A, (AGM, SAW), 5.00%, 07/15/33	1,175	1,339,441
Union County Utilities Authority, Refunding RB, Series A, AMT, (GTD), 5.25%, 12/01/31	650	675,564

		53,964,353

Education — 16.7%
Atlantic County Improvement Authority, RB, Series A, (AGM), 4.00%, 07/01/46	1,300	1,393,808
Gloucester County Improvement Authority, RB
5.00%, 07/01/44	1,985	2,293,409
Series A, 5.00%, 07/01/31	1,950	2,310,672
Series A, 5.00%, 07/01/32	1,775	2,101,174
Series A, 5.00%, 07/01/33	2,250	2,660,985
Series A, 5.00%, 07/01/34	1,200	1,417,800
New Jersey Economic Development Authority RB, 4.00%, 06/15/50	1,290	1,477,605

Security	Par (000)	Value

Education (continued)
New Jersey Economic Development Authority, RB
Series A, 5.00%, 01/01/35	$2,000	$2,066,640
Series A, 5.00%, 07/01/38	190	219,737
Series A, 5.00%, 07/01/47	795	795,294
Series A, 5.00%, 01/01/48	2,000	2,066,180
Series A, 5.00%, 07/01/50	495	558,810
Series A, 5.25%, 11/01/54(e)	2,235	2,267,452
Series WW, 5.25%, 06/15/25(c)	460	559,581
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/37	3,990	4,688,011
(AGM), 5.00%, 06/01/42	810	941,981
New Jersey Educational Facilities Authority, RB
Series A, 5.00%, 07/01/45	1,345	1,653,166
Series C, (AGM), 3.25%, 07/01/49	585	630,332
Series C, (AGM), 4.00%, 07/01/50	495	566,829
New Jersey Educational Facilities Authority, Refunding RB
Series A, (BAM), 5.00%, 07/01/28	1,135	1,343,352
Series A, 5.00%, 07/01/39	15,555	17,649,792
Series A, 5.00%, 07/01/44	3,540	3,964,411
Series A, 4.00%, 07/01/47	1,145	1,243,699
Series D, 5.00%, 07/01/38	500	538,765
Series D, 5.00%, 07/01/43	600	639,606
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 4.00%, 12/01/28	575	594,343
Series 1A, AMT, 4.50%, 12/01/28	1,340	1,397,044
Series 1A, AMT, 4.00%, 12/01/29	375	387,548
Series 1A, AMT, 4.50%, 12/01/29	1,685	1,756,646
Series 1A, AMT, 4.63%, 12/01/30	1,650	1,723,606
Series 1A, AMT, 4.00%, 12/01/31	620	636,746
Series 1A, AMT, 4.13%, 12/01/35	375	381,619
Series 1A-1, AMT, 4.00%, 12/01/29	3,155	3,298,616
Series 1A-1, AMT, 4.25%, 12/01/32	1,130	1,177,776
Series 1A-1, AMT, 4.50%, 12/01/36	995	1,037,964
Sub-Series C, AMT, 4.00%, 12/01/48	1,760	1,850,024
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/26	685	704,461
Series 1, AMT, 5.38%, 12/01/24	570	585,647
New Jersey Institute of Technology, RB, Series A, 5.00%, 07/01/45	7,500	8,707,200
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(c)	1,565	1,734,349

		82,022,680

Health — 12.2%
Camden County Improvement Authority, Refunding RB,
5.00%, 02/15/33	2,000	2,220,180
Middlesex County Improvement Authority, RB, AMT, (AMBAC), 5.50%, 09/01/30	500	501,785
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	675	786,267
5.00%, 01/01/39	675	777,647
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	2,270	2,753,533
4.00%, 07/01/44	2,175	2,545,054
Series A, 5.50%, 07/01/43	7,105	7,978,560

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.50%, 07/01/21(c)	$4,055	$4,145,021
6.00%, 07/01/21(c)	4,180	4,281,448
5.00%, 07/01/25	1,000	1,065,950
5.00%, 07/01/26	3,720	3,965,073
5.00%, 07/01/28	3,000	3,403,380
5.00%, 07/01/29	715	810,889
5.00%, 07/01/34	1,330	1,632,216
5.00%, 07/01/39	1,825	2,217,795
4.00%, 07/01/41	1,600	1,805,920
Series A, 5.00%, 07/01/21(c)	3,640	3,713,492
Series A, 5.63%, 07/01/21(c)	9,310	9,521,681
Series A, 4.00%, 07/01/43	1,865	2,118,547
Series A, 5.00%, 07/01/43	3,080	3,709,829

		59,954,267

Housing — 6.2%
New Jersey Housing & Mortgage Finance Agency Refunding RB
Series A, (FHLMC), 2.45%, 11/01/45	475	474,064
Series A, (FHLMC), 2.55%, 11/01/50	430	427,313
Series A, (FHLMC), 2.63%, 11/01/56	430	427,708
New Jersey Housing & Mortgage Finance Agency, RB, Series A, (AGM), 5.00%, 05/01/27	2,260	2,265,831
New Jersey Housing & Mortgage Finance Agency, RB, M/F Housing, Series A, 4.55%, 11/01/43	4,710	4,796,617
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series B, 4.50%, 10/01/21(c)	4,855	4,995,552
New Jersey Housing & Mortgage Finance Agency, Refunding RB
Series 2, AMT, 4.60%, 11/01/38	3,120	3,271,819
Series 2, AMT, 4.75%, 11/01/46	3,795	3,943,081
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing
Series A, 4.00%, 11/01/48	370	404,033
Series A, 4.10%, 11/01/53	220	239,459
Series D, AMT, 4.25%, 11/01/37	490	536,780
Series D, AMT, 4.35%, 11/01/42	1,000	1,084,680
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing
Series A, 3.75%, 10/01/35	3,755	4,219,531
Series E, 2.25%, 10/01/40	1,690	1,699,143
Series E, 2.40%, 10/01/45	1,300	1,312,519

		30,098,130

State — 46.9%
Garden State Preservation Trust, RB, CAB(d)
Series B, (AGM), 0.00%, 11/01/23	15,725	15,307,029
Series B, (AGM), 0.00%, 11/01/25	10,000	9,448,600
Garden State Preservation Trust, Refunding RB, Series C, (AGM), 5.25%, 11/01/21	7,705	7,971,362
New Jersey Economic Development Authority, RB
4.00%, 06/15/49	2,930	3,314,387
Series A, (NPFGC), 5.25%, 07/01/24	1,785	2,043,718
Series A, (NPFGC), 5.25%, 07/01/25	4,465	5,277,719
Series A, (NPFGC), 5.25%, 07/01/26	6,085	7,386,095
Series B, 5.00%, 06/15/43	1,235	1,495,276
Series EEE, 5.00%, 06/15/43	5,395	6,531,996
Series WW, 5.25%, 06/15/33	380	447,431
Series WW, 5.00%, 06/15/34	5,500	6,392,320

Security	Par (000)	Value

State (continued)
New Jersey Economic Development Authority, RB (continued)
Series WW, 5.00%, 06/15/36	$3,115	$3,598,760
Series WW, 5.25%, 06/15/40	7,915	9,131,694
New Jersey Economic Development Authority, RB, CAB, Series A, (NPFGC), 0.00%, 07/01/21(d)	2,325	2,311,980
New Jersey Economic Development Authority, Refunding RB
5.00%, 06/15/24	5,000	5,255,050
5.00%, 06/15/26	1,250	1,313,638
5.00%, 06/15/28	2,430	2,528,439
5.00%, 06/15/29	3,195	3,358,488
4.00%, 07/01/46	2,770	3,171,401
Series N-1, (NPFGC), 5.50%, 09/01/27	1,000	1,271,890
Series NN, 5.00%, 03/01/29	5,000	5,444,000
Sub-Series A, 4.00%, 07/01/32	5,000	5,509,950
Sub-Series A, 5.00%, 07/01/33	3,875	4,427,226
Sub-Series A, 4.00%, 07/01/34	7,300	8,019,707
New Jersey Educational Facilities Authority, RB
Series A, 4.00%, 09/01/28	9,705	10,776,723
Series A, 5.00%, 09/01/33	5,370	6,125,881
New Jersey Sports & Exposition Authority, Refunding RB(a)
(NPFGC), 5.50%, 03/01/21	7,430	7,461,652
(NPFGC), 5.50%, 03/01/22	4,200	4,434,822
New Jersey Transportation Trust Fund Authority RB, Series AA, 4.00%, 06/15/50	5,000	5,728,600
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/24	1,205	1,405,813
Series A, 5.00%, 06/15/42	5,000	5,277,550
Series AA, 5.00%, 06/15/33	3,000	3,175,620
Series AA, 5.25%, 06/15/33	5,690	6,280,338
Series AA, 5.25%, 06/15/34	1,305	1,535,163
Series AA, 5.00%, 06/15/38	2,340	2,643,311
Series AA, 3.00%, 06/15/50	775	805,202
Series B, 5.00%, 06/15/33	1,340	1,660,769
Series BB, 4.00%, 06/15/50	3,325	3,715,787
Series D, 5.00%, 06/15/32	3,300	3,800,115
New Jersey Transportation Trust Fund Authority, RB, CAB
Series A, 0.00%, 12/15/35(d)	6,000	4,200,360
Series B, 5.25%, 06/15/36	5,160	5,254,583
Series C, (AGM), 0.00%, 12/15/32(d)	8,800	7,343,336
Series C, (AMBAC), 0.00%, 12/15/35(d)	4,160	2,977,187
Series C, (AMBAC), 0.00%, 12/15/36(d)	7,210	5,006,336
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	165	190,255
Series A, 5.00%, 12/15/32	4,285	5,338,124
Series A, 5.00%, 12/15/35	1,095	1,351,285
South Jersey Port Corp., ARB
Series B, AMT, 5.00%, 01/01/42	3,000	3,409,920
Series B, AMT, 5.00%, 01/01/48	1,500	1,673,400
State of New Jersey, GO, Series A, 4.00%, 06/01/32	5,570	7,062,481

		229,592,769

Tobacco — 5.4%
Tobacco Settlement Financing Corp., Refunding RB Series A,
5.00%, 06/01/46	3,000	3,630,180

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.25%, 06/01/46	$1,960	$2,399,569
Sub-Series B, 5.00%, 06/01/46	17,315	20,611,603

		26,641,352

Transportation — 19.9%
New Brunswick Parking Authority, Refunding RB, Series B, (AGM, GTD), 3.00%, 09/01/39	2,500	2,678,450
New Jersey Economic Development Authority, RB
AMT, 5.13%, 01/01/34	2,290	2,548,862
AMT, 5.38%, 01/01/43	7,730	8,447,731
New Jersey Transportation Trust Fund Authority, RB
Series A, 6.00%, 06/15/21(c)	6,365	6,502,866
Series A, 5.00%, 06/15/30	2,250	2,679,795
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 06/15/31	6,730	7,975,117
New Jersey Turnpike Authority RB, Series A, 4.00%, 01/01/51(f)	6,570	7,795,042
New Jersey Turnpike Authority, RB
Series A, 5.00%, 01/01/35	1,440	1,764,187
Series E, 5.00%, 01/01/45	8,000	9,280,160
New Jersey Turnpike Authority, Refunding RB
Series A, (AGM), 5.25%, 01/01/29	4,000	5,304,120
Series A, (AGM, BHAC), 5.25%, 01/01/29	500	663,015
Series A, (AGM), 5.25%, 01/01/30	4,000	5,410,400
Series B, 5.00%, 01/01/34	2,300	2,886,569
Series B, 5.00%, 01/01/40	5,740	7,084,767
Series G, 5.00%, 01/01/36	5,000	6,240,650
Series G, 4.00%, 01/01/43	3,320	3,793,399
Port Authority of New York & New Jersey, ARB
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,172,270
Consolidated, 218th Series, AMT, 4.00%, 11/01/34	1,640	1,951,059
Consolidated, 218th Series, AMT, 4.00%, 11/01/47	2,485	2,871,815
Consolidated, 221st Series, AMT, 4.00%, 07/15/45	2,165	2,524,368
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 206th Series, AMT, 5.00%, 11/15/47	3,475	4,149,845
South Jersey Transportation Authority, RB, Series A, 5.00%, 11/01/45	2,865	3,655,052

		97,379,539

Utilities — 6.3%
Essex County Utilities Authority, Refunding RB, (AGC, GTD), 4.13%, 04/01/22	2,000	2,004,640
Passaic Valley Sewerage Commission, Refunding RB
Series J, (AGM), 3.00%, 12/01/40	1,140	1,259,882
Series J, (AGM), 3.00%, 12/01/41	1,170	1,290,522
Series J, (AGM), 3.00%, 12/01/42	1,190	1,310,273
Series J, (AGM), 3.00%, 12/01/43	1,220	1,340,585
Series J, (AGM), 3.00%, 12/01/44	1,250	1,370,963
Series J, (AGM), 3.00%, 12/01/45	1,275	1,396,444
Rahway Valley Sewerage Authority, RB, CAB(d)
Series A, (NPFGC), 0.00%, 09/01/26	4,100	3,931,572
Series A, (NPFGC), 0.00%, 09/01/28	6,600	6,111,336

Security	Par (000)	Value

Utilities (continued)
Rahway Valley Sewerage Authority, RB, CAB(d) (continued)
Series A, (NPFGC), 0.00%, 09/01/29	$9,650	$8,722,924
Series A, (NPFGC), 0.00%, 09/01/33	2,350	1,912,876

		30,652,017

Total Municipal Bonds in New Jersey		617,796,067

New York — 3.8%

Transportation — 3.8%
Port Authority of New York & New Jersey Refunding RB, AMT, 4.00%, 07/15/51(f)	2,960	3,484,364
Port Authority of New York & New Jersey, Refunding ARB Consolidated, 206th Series, AMT, 5.00%, 11/15/42	3,110	3,757,067
Series 178th, AMT, 5.00%, 12/01/33	4,005	4,510,391
Port Authority of New York & New Jersey, Refunding RB
Consolidated, 200th Series, 5.00%, 09/01/36	3,090	3,983,350
Consolidated, 212th Series, 4.00%, 09/01/37	2,460	2,934,017

Total Municipal Bonds in New York		18,669,189

Pennsylvania — 2.5%

Transportation — 2.5%
Delaware River Port Authority, RB 5.00%, 01/01/29	2,000	2,269,640
5.00%, 01/01/37	8,830	9,981,167

Total Municipal Bonds in Pennsylvania		12,250,807

Puerto Rico — 4.6%

State — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	583	652,488
Series A-1, Restructured, 5.00%, 07/01/58	3,462	3,931,655
Series A-2, Restructured, 4.33%, 07/01/40	11,732	12,968,201
Series A-2, Restructured, 4.78%, 07/01/58	878	983,939
Series B-1, Restructured, 4.75%, 07/01/53	638	713,979
Series B-2, Restructured, 4.78%, 07/01/58	618	692,401
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	7,564	2,392,115

Total Municipal Bonds in Puerto Rico		22,334,778

Total Municipal Bonds — 137.2% (Cost: $606,001,692)		672,278,281

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

New Jersey — 21.4%

County/City/Special District/School District — 6.0%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	3,120	3,724,937
Union County Utilities Authority, Refunding RB
Series A, 5.00%, 06/15/41	7,573	7,706,832
Series A, AMT, 5.25%, 12/01/31	17,300	17,980,409

		29,412,178

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education — 7.3%
New Jersey Economic Development Authority, Refunding RB(h)
AMT, 3.00%, 08/01/41	$9,749	$10,020,486
AMT, 3.00%, 08/01/43	14,021	14,411,485
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(c)	10,000	11,082,100

		35,514,071

Health — 1.4%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/47	6,133	6,852,703

State — 4.7%
Garden State Preservation Trust, RB, Series A, 5.75%, 11/01/28	12,460	15,630,322
New Jersey Economic Development Authority, Refunding RB, Series NN, 5.00%, 03/01/29(h)	6,698	7,292,970

		22,923,292

Transportation — 2.0%
New Jersey Turnpike Authority, RB, Series A, 5.00%, 07/01/22(c)(h)	9,300	9,936,585

Total Municipal Bonds in New Jersey		104,638,829

New York — 2.1%

Transportation — 2.1%
Port Authority of New York & New Jersey, Refunding ARB, AMT, Consolidated, 169th Series, 5.00%, 10/15/41	10,000	10,318,500

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.5% (Cost: $107,909,951)		114,957,329

Total Long-Term Investments — 160.7% (Cost: $713,911,643)		787,235,610

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	8,874,304	$8,876,079

Total Short-Term Securities — 1.8% (Cost: $8,876,061)		8,876,079

Total Investments — 162.5% (Cost: $722,787,704)		796,111,689

Liabilities in Excess of Other Assets — (1.6)%		(8,013,326)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.6)%		(61,562,368)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.3)%		(236,675,590)

Net Assets Applicable to Common Shares — 100.0%		$489,860,405

(a)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between January 1, 2022 to February 1, 2037, is $24,100,690. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$871,428	$8,004,342	(a)	$—	$656	$(347)	$8,876,079	8,874,304	$343	$—

(a)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	81	03/22/21	$11,100	$85,950
Long U.S. Treasury Bond	22	03/22/21	3,712	132,426

				$218,376

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$218,376	$—	$218,376

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$379,487	$—	$379,487

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$218,376	$—	$218,376

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$22,654,406

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$672,278,281	$—	$672,278,281
Municipal Bonds Transferred to Tender Option Bond Trusts	—	114,957,329	—	114,957,329
Short-Term Securities
Money Market Funds	8,876,079	—	—	8,876,079

	$8,876,079	$787,235,610	$—	$796,111,689

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$218,376	$—	$—	$218,376

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(61,534,134)	$—	$(61,534,134)
VRDP Shares at Liquidation Value	—	(237,100,000)	—	(237,100,000)

	$—	$(298,634,134)	$—	$(298,634,134)

See notes to financial statements.

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2021	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.3%
Health Care Authority of the City of Huntsville, RB
Series B1, 4.00%, 06/01/45	$285	$335,770
Series B1, (AGM), 3.00%, 06/01/50	840	887,502
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	350	364,637

		1,587,909

Arizona — 2.5%
Arizona Industrial Development Authority, RB(a)
4.38%, 07/01/39	225	236,907
Series A, 5.00%, 07/01/39	190	196,274
Series A, 5.00%, 07/01/49	210	214,792
Series A, 5.00%, 07/01/54	165	168,282
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	325	328,903
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	100	111,286
5.00%, 07/01/54(a)	210	226,078
Series A, 4.13%, 09/01/38	270	313,308
Maricopa County Pollution Control Corp., Refunding RB, Series B, 3.60%, 04/01/40	1,250	1,362,137

		3,157,967

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	550	606,061

California — 11.6%
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 04/01/45	265	308,253
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	780	872,064
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	490	552,965
Series I, 5.50%, 11/01/31	1,000	1,142,890
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	620	644,899
Series A-2, 5.00%, 06/01/47	175	182,028
Kern Community College District, GO, Series C, 5.50%, 11/01/23(b)	970	1,111,969
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A-1, AMT, 5.50%, 03/01/30	1,600	1,606,352
Series A-1, AMT, 6.25%, 03/01/34	1,250	1,255,700
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(b)	1,740	1,943,076
Series J, 5.25%, 05/15/38	495	549,168
Riverside County Public Financing Authority, RB, 5.25%, 11/01/40	2,000	2,435,900
San Francisco City & County Airport Comm-San Francisco
International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	720	803,498

Security	Par (000)	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series A, AMT, 5.25%, 05/01/33	$560	$619,814
Washington Township Health Care District, GO, Series B, 5.50%, 08/01/40	370	420,908

		14,449,484

Colorado — 2.9%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	500	566,830
Series A, AMT, 5.50%, 11/15/30	225	254,880
Series A, AMT, 5.50%, 11/15/31	270	305,732
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/38(c)	835	472,025
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(a)	320	326,029
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 10/01/59(a)	425	455,847
Denver International Business Center Metropolitan District No.1, GO, Series A, 4.00%, 12/01/48	495	513,072
Haskins Station Metropolitan District, GO, Series A, 5.00%, 12/01/39	650	685,698

		3,580,113

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	620	704,717

Florida — 14.2%
Capital Trust Agency, Inc., RB
Series A, 5.00%, 06/01/45(a)	190	194,047
Series A, 5.00%, 12/15/49	140	156,019
Series A, 5.00%, 12/15/54	125	138,940
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	575	665,626
County of Lee Florida Airport Revenue, Refunding RB, Series A, AMT, 5.38%, 10/01/32	1,000	1,025,750
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/22(b)	2,165	2,334,476
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series B, 5.25%, 10/01/23(b)	500	567,980
County of Miami-Dade Seaport Department, ARB
Series A, 6.00%, 10/01/38	1,840	2,104,040
Series A, 5.50%, 10/01/42	2,125	2,377,174
Series B, AMT, 6.00%, 10/01/26	590	673,550
Series B, AMT, 6.00%, 10/01/27	775	884,461
Series B, AMT, 6.25%, 10/01/38	310	354,482
Series B, AMT, 6.00%, 10/01/42	410	468,146
County of Miami-Dade Seaport Department, Refunding RB, Series D, AMT, 6.00%, 10/01/26	735	839,083
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/46	555	237,240
Series A-2, 0.00%, 10/01/47	540	222,917
Series A-2, 0.00%, 10/01/48	380	150,890
Series A-2, 0.00%, 10/01/49	315	120,806

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB(a)
AMT, 5.00%, 05/01/29	$180	$192,251
Series A, AMT, 5.00%, 08/01/29(d)	100	104,075
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	105	112,866
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/29	1,170	1,321,164
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (GNMA/FNMA/FHLMC), 6.00%, 09/01/40	40	40,544
Orange County Health Facilities Authority, Refunding RB, 5.00%, 08/01/41	1,000	1,117,840
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	270	283,522
4.00%, 05/01/50	260	268,260
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(b)	710	794,646

		17,750,795

Georgia — 4.3%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	2,000	3,108,360
Municipal Electric Authority of Georgia, RB 4.00%, 01/01/49	625	714,562
4.00%, 01/01/59	1,180	1,328,951
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	230	262,734

		5,414,607

Hawaii — 1.9%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,000	1,155,820
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	250	278,653
AMT, 5.25%, 08/01/26	810	902,704

		2,337,177

Idaho — 0.6%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43	605	694,970

Illinois — 14.5%
Chicago Board of Education, GO(e)
Series A, 5.00%, 12/01/34	105	132,272
Series A, 5.00%, 12/01/35	100	125,621
Series A, 5.00%, 12/01/36	100	125,364
Series A, 5.00%, 12/01/37	100	125,265
Series A, 5.00%, 12/01/38	100	125,164
Series A, 5.00%, 12/01/39	200	250,066
Series A, 5.00%, 12/01/40	310	387,357
Series A, 5.00%, 12/01/41	210	261,605
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,010	1,104,455
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	1,000	1,042,540
Chicago Transit Authority, Refunding RB, (AGM-CR), 5.00%, 06/01/28	3,000	3,006,420
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	1,375	1,423,496
Cook County Community College District No.508, GO
5.50%, 12/01/38	1,000	1,118,450
5.25%, 12/01/43	1,190	1,306,120

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/37	$480	$519,941
Series A, 6.00%, 08/15/41	1,555	1,602,754
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	400	466,556
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	410	453,317
Railsplitter Tobacco Settlement Authority, RB(b) 5.50%, 06/01/21	390	396,942
6.00%, 06/01/21	270	275,292
State of Illinois, GO
5.25%, 02/01/32	1,000	1,117,330
5.50%, 07/01/33	1,500	1,643,205
5.50%, 07/01/38	280	305,833
Series C, 4.00%, 11/01/43	440	487,538
Series D, 5.00%, 11/01/28	175	208,098
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	60	72,690

		18,083,691

Indiana — 0.3%
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/40	375	404,329

Iowa — 1.0%
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	1,275	1,313,505

Louisiana — 0.9%
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29.	1,000	1,136,740

Maryland — 0.4%
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	435	463,971

Massachusetts — 1.8%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	645	719,149
Massachusetts Development Finance Agency, Refunding RB
5.00%, 01/01/41	525	573,400
Series A, 4.00%, 07/01/44	685	772,310
Massachusetts Housing Finance Agency RB, Series D-1, 2.55%, 12/01/50	140	141,966

		2,206,825

Michigan — 0.5%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,024
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	515	620,791

		625,815

Minnesota — 2.9%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,790	3,109,790
Series A, 5.25%, 02/15/58	475	563,706

		3,673,496

Mississippi — 1.3%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	1,190	1,391,241
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(b)	260	293,142

		1,684,383

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Hampshire(a)(d) — 0.4%
New Hampshire Business Finance Authority, Refunding RB
Series A, 3.63%, 07/01/43	$170	$176,752
Series B, AMT, 3.75%, 07/01/45	270	279,561

		456,313

New Jersey — 10.3%
New Jersey Economic Development Authority, RB
Series EEE, 5.00%, 06/15/43	140	169,505
AMT, (AGM), 5.00%, 01/01/31	530	590,282
AMT, 5.38%, 01/01/43	1,000	1,092,850
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	665	680,122
New Jersey Transportation Trust Fund Authority, RB 5.00%, 06/15/46	1,885	2,268,220
Series AA, 5.50%, 06/15/39	1,600	1,769,296
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	550	634,359
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,500	2,510,250
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	525	660,576
Series A, 5.25%, 06/01/46	1,255	1,536,459
Sub-Series B, 5.00%, 06/01/46	740	880,889

		12,792,808

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	100	108,101

New York — 12.3%
Metropolitan Transportation Authority, RB, Series C, 4.00%, 11/15/33	100	106,013
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.00%, 11/15/25	100	116,975
Series C-1, 5.00%, 11/15/26	65	78,514
Series C-1, 4.75%, 11/15/45	2,075	2,509,879
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/46	170	192,319
New York City Housing Development Corp. RB, Series I-1, (FHA), 2.65%, 11/01/50	2,915	2,985,193
New York City Housing Development Corp., RB, M/F Housing, Series C-1A, 4.20%, 11/01/44	1,500	1,581,795
New York City Industrial Development Agency, Refunding RB
(AGM), 3.00%, 03/01/49	705	753,271
3.00%, 03/01/49	550	578,688
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	425	461,210
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	410	483,870
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/45	1,530	1,902,173
New York State Housing Finance Agency, RB, M/F Housing, Series L-1, (SONYMA), 2.60%, 11/01/50	735	754,647
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/45	1,240	1,437,383
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	600	681,192

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	$135	$167,758
AMT, 5.00%, 10/01/40	390	481,283

		15,272,163

Ohio — 3.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	1,690	1,969,915
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	590	689,503
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	1,500	1,651,260

		4,310,678

Oklahoma — 0.4%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	400	456,896

Oregon(c) — 0.4%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38	475	264,314
Multnomah & Clackamas Counties School District No.10JT Gresham-Barlow, GO, CAB, Series A, (GTD), 0.00%, 06/15/38	470	297,242

		561,556

Puerto Rico — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,571	1,758,247
Series A-1, Restructured, 5.00%, 07/01/58	2,122	2,409,871
Series A-2, Restructured, 4.33%, 07/01/40	516	570,371
Series A-2, Restructured, 4.78%, 07/01/58	107	119,911
Series B-1, Restructured, 4.75%, 07/01/53	164	183,531
Series B-2, Restructured, 4.78%, 07/01/58	159	178,142
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	1,749	553,121

		5,773,194

Rhode Island — 0.9%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/40	950	1,094,362

South Carolina — 12.1%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/26	1,810	2,015,942
Series A, AMT, 6.00%, 07/01/38	1,155	1,301,015
Series A, AMT, 5.50%, 07/01/41	1,000	1,113,110
County of Charleston South Carolina, ARB, 5.25%, 12/01/38	1,470	1,671,258
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(a)	335	327,174
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/38	2,710	3,240,509
Series A, 5.00%, 05/01/43	800	962,040
Series A, 5.00%, 05/01/48	715	845,874
South Carolina Ports Authority, ARB, AMT, 5.25%, 07/01/25(b)	750	908,167
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	40	45,474

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, Refunding RB
Series C, 5.00%, 12/01/46	$1,795	$2,078,574
Series E, 5.25%, 12/01/55	425	510,336

		15,019,473

South Dakota — 0.0%
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 09/01/50	25	28,938

Tennessee — 2.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.25%, 10/01/58	1,930	2,259,316
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, Refunding RB, Series A, 4.00%, 10/01/49	205	219,389

		2,478,705

Texas — 11.0%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	205	197,300
City of Beaumont Texas, GO, 5.25%, 03/01/23(b)	930	1,027,724
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	100	116,758
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	100	116,677
Series A, AMT, 6.63%, 07/15/38	150	153,374
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(b)	980	1,014,378
Dallas Fort Worth International Airport, Refunding RB, Series E, AMT, 5.50%, 11/01/27	2,500	2,829,850
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	730	815,702
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	180	188,017
North Texas Tollway Authority, RB, Series A, 5.50%, 09/01/21(b)	2,120	2,185,847
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	2,335	2,715,091
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	420	465,247
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	95	104,189
Texas Municipal Gas Acquisition & Supply Corp. III Refunding RB, 5.00%, 12/15/32(e)	135	185,477
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/55	525	596,526
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	210	247,160
Texas Transportation Commission, RB, CAB(c)
0.00%, 08/01/41	1,000	445,310
0.00%, 08/01/42	615	260,471

		13,665,098

Security	Par (000)	Value

Utah(a) — 0.2%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39	$100	$105,788
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40	135	145,889

		251,677

Virginia — 0.4%
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/45	145	158,146
Lexington Industrial Development Authority, RB, 5.00%, 01/01/22(b)	380	397,069

		555,215

Washington — 0.9%
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/43(a)	1,000	1,139,860

Wisconsin — 1.0%
Public Finance Authority, RB
Series A, 5.00%, 11/15/41	70	83,152
Series A, 5.00%, 07/01/55(a)	120	124,912
Series A-1, 4.50%, 01/01/35(a)	210	215,802
Public Finance Authority, Refunding RB, 5.00%, 09/01/54(a)	115	117,014
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.70%, 07/01/47	660	714,846

		1,255,726

Total Municipal Bonds — 124.5% (Cost: $140,356,015)		155,097,318

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 4.5%
City of Los Angeles Department of Airports, ARB, Series B, AMT, 5.00%, 05/15/46	2,050	2,425,847
Sacramento Area Flood Control Agency, Refunding SAB, Series A, 5.00%, 10/01/43	2,565	3,131,814

		5,557,661

Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49(g)	1,310	1,478,492

Connecticut — 1.1%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,215	1,425,683

District of Columbia — 0.7%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	790	896,919

Florida — 1.6%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(g)	1,771	2,047,644

Georgia — 0.9%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,025	1,174,434

Idaho — 1.4%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48	1,570	1,782,766

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 0.9%
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	$1,004	$1,165,799

Michigan — 1.3%
Michigan Finance Authority, RB, 4.00%, 02/15/47	1,444	1,661,810

Nevada — 3.4%
Las Vegas Valley Water District, Refunding GO, Series C, 5.00%, 06/01/28	4,200	4,267,410

New Jersey — 1.7%
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series C, AMT, 4.25%, 12/01/50	977	1,019,518
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(g)	1,000	1,031,342

		2,050,860

New York — 11.9%
City of New York, GO, Sub-Series-D1, Series D, 5.00%, 12/01/43(g)	2,380	2,980,117
Hudson Yards Infrastructure Corp., RB 5.75%, 02/15/21(b)(g)	232	232,386
5.75%, 02/15/47	142	142,957
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,740	1,962,285
New York City Water & Sewer System, Refunding RB, Series BB, 5.25%, 12/15/21(b)	2,999	3,133,376
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	3,000	3,129,782
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(g)	1,770	1,841,661
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	1,243	1,417,113

		14,839,677

North Carolina — 0.7%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	796	866,246

Pennsylvania — 1.7%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,664	2,073,488

Rhode Island — 1.7%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,832	2,059,254

Texas — 1.5%
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	982	1,079,663
Series A, (GNMA), 3.75%, 09/01/49	697	766,111

		1,845,774

Virginia(g) — 2.3%
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 5.50%, 07/01/57	1,668	2,136,114
Series A, Senior Lien, 4.00%, 07/01/60	570	675,422

		2,811,536

Security	Par (000)	Value

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(g)	$1,391	$1,607,276

Wisconsin — 2.5%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.10%, 11/01/43	1,222	1,369,219
Series A, 4.45%, 05/01/57	1,528	1,711,554

		3,080,773

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.3% (Cost: $48,531,462)		52,693,502

Total Long-Term Investments — 166.8% (Cost: $188,887,477)		207,790,820

	Shares

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	975,821	976,016

Total Short-Term Securities — 0.8% (Cost: $976,016)		976,016

Total Investments — 167.6% (Cost: $189,863,493)		208,766,836

Liabilities in Excess of Other Assets — 0.0%		(119,317)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.2)%		(27,599,490)

VMTP Shares at Liquidation Value — (45.4)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$124,548,029

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $7,047,861. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Investment Quality Fund (MFT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$698,478	$277,522	(a)	$—	$16	$—	$976,016	975,821	$33	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$155,097,318	$—	$155,097,318
Municipal Bonds Transferred to Tender Option Bond Trusts	—	52,693,502	—	52,693,502
Short-Term Securities
Money Market Funds	976,016	—	—	976,016

	$976,016	$207,790,820	$—	$208,766,836

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(27,589,669)	$—	$(27,589,669)
VMTP Shares at Liquidation Value	—	(56,500,000)	—	(56,500,000)

	$—	$(84,089,669)	$—	$(84,089,669)

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2021	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Michigan — 133.8%

Corporate — 3.4%
Monroe County Economic Development Corp., Refunding RB, Series AA, (NPFGC), 6.95%, 09/01/22	$14,500	$16,019,455

County/City/Special District/School District — 27.1%
Anchor Bay School District, Refunding GO(a)
(Q-SBLF), 4.38%, 05/01/21	1,600	1,616,896
(Q-SBLF), 4.50%, 05/01/21	1,505	1,521,344
Battle Creek School District, Refunding GO, (Q-SBLF), 5.00%, 05/01/37	1,170	1,413,266
Berkley School District, GO, (Q-SBLF), 5.00%, 05/01/35	2,965	3,505,816
Byron Center Public Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/43	4,475	5,440,973
Series I, (Q-SBLF), 5.00%, 05/01/47	740	895,089
Columbia School District, GO, (Q-SBLF), 5.00%, 05/01/38	5,185	5,815,185
Comstock Park Public Schools, GO, Series B, (Q- SBLF), 5.50%, 05/01/21(a)	3,385	3,430,156
County of Saginaw Michigan, GO, 4.00%, 11/01/42	2,000	2,269,220
Dearborn Brownfield Redevelopment Authority, GO, Series A, (AGC), 5.50%, 05/01/39	5,300	5,322,684
Dearborn School District, GO
Series A, (Q-SBLF), 5.00%, 05/01/32	1,500	1,689,765
Series A, (Q-SBLF), 5.00%, 05/01/33	1,600	1,801,728
Series A, (Q-SBLF), 5.00%, 05/01/34	1,200	1,350,780
Dowagiac Union School District, GO, (Q-SBLF), 5.00%, 05/01/41	1,140	1,360,282
East Lansing School District, GO, Series I, (Q-SBLF), 5.00%, 05/01/42	1,000	1,217,010
Farmington Public School District, Refunding GO
(AGM), 5.00%, 05/01/33	1,500	1,760,325
(AGM), 5.00%, 05/01/34	1,500	1,759,065
(AGM), 5.00%, 05/01/35	1,000	1,171,380
Fraser Public School District, Refunding GO
(Q-SBLF), 5.00%, 05/01/43	2,000	2,431,060
(Q-SBLF), 5.00%, 05/01/47	3,225	3,900,444
Gibraltar School District, GO, (Q-SBLF), 5.00%, 05/01/36	750	946,073
Goodrich Area School District, GO, (Q-SBLF), 5.50%, 05/01/21(a)	4,035	4,088,827
Grandville Public Schools, GO
Series I, (AGM), 4.00%, 05/01/38	910	1,100,026
Series II, (AGM), 5.00%, 05/01/40	3,250	3,842,118
Gull Lake Community School District, GO, Series I, (Q-SBLF), 5.00%, 05/01/45	4,000	4,977,360
Hudsonville Public Schools, GO
Series I, (Q-SBLF), 4.00%, 05/01/43	1,875	2,242,856
Series I, (Q-SBLF), 4.00%, 05/01/44	1,950	2,325,609
Series I, (Q-SBLF), 4.00%, 05/01/45	2,040	2,426,784
Jackson Public Schools, GO, (Q-SBLF), 5.00%, 05/01/42	4,000	4,989,400
Kentwood Public Schools, GO
5.00%, 05/01/41	1,120	1,343,328
5.00%, 05/01/44	1,815	2,169,651
Livonia Public Schools, GO, Series I, (AGM), 5.00%, 05/01/23(a)	5,000	5,544,650

Security	Par (000)	Value

County/City/Special District/School District (continued)
Mattawan Consolidated School District, GO, Series I, (Q-SBLF), 5.00%, 05/01/39	$3,375	$3,978,214
Michigan Finance Authority, RB 5.00%, 11/01/34	215	274,237
5.00%, 11/01/38	2,500	3,159,225
5.00%, 11/01/43	4,000	5,001,080
Series H-1, 5.00%, 10/01/39	5,400	6,259,572
Mona Shores Public Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/42	1,000	1,272,940
Series I, (Q-SBLF), 5.00%, 05/01/43	1,025	1,301,596
Series I, (Q-SBLF), 5.00%, 05/01/44	1,525	1,929,506
Swartz Creek Community Schools, GO, (Q-SBLF), 5.00%, 05/01/44	4,270	5,392,113
Troy School District, GO, (Q-SBLF), 5.00%, 05/01/28	2,000	2,252,520
Walled Lake Consolidated School District, GO, (Q- SBLF), 5.00%, 11/01/23(a)	7,010	7,940,368
Zeeland Public Schools, GO
Series A, (AGM), 5.00%, 05/01/25(a)	2,000	2,403,120
Series A, (AGM), 5.00%, 05/01/33	1,000	1,187,580

		128,021,221

Education — 26.9%
Grand Valley State University, RB, 5.00%, 12/01/43	1,600	1,922,064
Lake Superior State University, RB, (AGM), 5.00%, 01/15/48	3,750	4,356,000
Michigan Finance Authority Refunding RB, 5.00%, 09/01/40(b)	1,000	1,114,780
Michigan Finance Authority, Refunding RB 4.00%, 02/01/29	700	738,178
5.00%, 02/01/33	830	909,556
4.00%, 12/01/33	1,720	1,823,131
5.00%, 12/01/36	1,550	1,680,371
5.00%, 12/01/40	2,900	3,089,863
5.00%, 12/01/45	4,400	4,649,656
Series 25-A, AMT, 4.00%, 11/01/29	5,900	6,227,627
Series 25-A, AMT, 4.00%, 11/01/30	2,850	3,007,662
Series 25-A, AMT, 4.00%, 11/01/31	3,150	3,323,281
Michigan State University Refunding RB, Series A, 5.00%, 08/15/38	10,000	11,158,700
Michigan Technological University, RB, Series A, 5.00%, 10/01/45	1,800	2,056,536
Oakland University, RB 5.00%, 03/01/32	400	417,364
5.00%, 03/01/41	3,635	4,211,547
Series A, 5.00%, 03/01/38	5,490	5,936,941
Series A, 5.00%, 03/01/43	16,845	18,203,381
University of Michigan, RB, Series A, 5.00%, 04/01/39	3,425	3,928,304
Wayne State University, RB, Series A, 5.00%, 11/15/40	13,000	14,546,350
Western Michigan University, Refunding RB 5.25%, 11/15/21(a)	3,500	3,618,895
(AGM), 5.00%, 11/15/23(a)	1,750	1,968,225
5.25%, 11/15/23(a)	8,475	9,460,642
(AGM), 5.25%, 11/15/23(a)	1,000	1,134,670
5.00%, 11/15/44	5,650	6,910,458
5.00%, 11/15/49	8,680	10,558,005

		126,952,187

Health — 32.0%
Grand Traverse County Hospital Finance Authority, RB
Series A, 5.00%, 07/01/44	4,230	4,818,393
Series A, 5.00%, 07/01/47	2,200	2,491,104

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Grand Traverse County Hospital Finance Authority, RB (continued)
Series A, 5.00%, 07/01/49	$2,610	$3,154,681
Series B, 4.00%, 07/01/49	2,000	2,260,840
Kalamazoo Economic Development Corp., Refunding RB
5.00%, 05/15/32	920	1,027,447
5.00%, 05/15/42	425	463,892
Kent Hospital Finance Authority, Refunding RB, Series A, 5.00%, 11/15/21(a)	7,500	7,788,150
Kentwood Economic Development Corp., Refunding RB, 5.00%, 11/15/41	2,335	2,637,733
Michigan Finance Authority Refunding RB 5.00%, 06/01/26(a)	290	362,103
5.00%, 12/01/45	19,445	23,456,309
Michigan Finance Authority, RB 5.00%, 11/15/36	2,500	2,700,500
4.00%, 11/01/46	1,025	1,115,169
Michigan Finance Authority, Refunding RB
5.00%, 12/01/21(a)	16,500	17,169,635
5.00%, 06/01/24(a)	1,500	1,739,940
5.00%, 05/15/32	1,000	1,180,030
5.00%, 11/01/32	4,000	4,310,440
5.00%, 05/15/33	2,000	2,358,240
5.00%, 05/15/34	6,500	7,655,675
5.00%, 05/15/35	4,945	5,822,193
5.00%, 11/15/37	3,000	3,632,400
5.00%, 11/15/41	1,000	1,201,860
5.00%, 11/15/45	3,750	4,328,062
4.00%, 11/15/46	8,500	9,426,415
Michigan State Hospital Finance Authority, Refunding RB
Series A, 5.00%, 06/01/35	2,250	2,383,020
Series C, 4.00%, 06/01/22(a)	5,300	5,573,321
Michigan Strategic Fund, Refunding RB, 5.00%, 11/15/43	1,220	1,374,184
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	27,365	30,749,777

		151,181,513

Housing — 6.6%
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 4.45%, 10/01/34	1,000	1,070,500
Series A, 4.63%, 10/01/39	3,490	3,719,049
Series A, 4.30%, 10/01/40	3,320	3,638,421
Series A, 4.00%, 10/01/43	7,420	8,236,052
Series A, 4.75%, 10/01/44	5,000	5,285,600
AMT, (GNMA), 4.75%, 04/20/37	2,970	2,973,742
Michigan State Housing Development Authority, RB, S/F Housing
Series A, 4.00%, 12/01/44	4,000	4,373,760
Series C, 4.13%, 12/01/38	1,915	2,009,965

		31,307,089

State — 18.1%
Flint Economic Development Corp., RB, 5.25%, 10/01/41	4,950	5,109,192
Michigan Finance Authority, RB Series F, 5.00%, 04/01/31	1,000	1,031,130

Security	Par (000)	Value

State (continued)
Michigan Finance Authority, RB (continued) Series F, 5.25%, 10/01/41	$8,595	$8,871,415
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 04/15/41	4,750	5,754,292
Series I-A, 5.50%, 10/15/21(a)	2,000	2,075,720
Michigan Strategic Fund, RB
Series A, 5.25%, 10/15/40	3,000	3,575,640
AMT, (AGM), 4.25%, 12/31/38	14,000	15,851,360
AMT, 5.00%, 12/31/43	15,000	18,231,600
Michigan Strategic Fund, Refunding RB, 5.25%, 10/15/31	7,000	7,247,870
State of Michigan Trunk Line Revenue, RB 5.00%, 11/15/33	3,000	3,113,910
5.00%, 11/15/36	5,345	5,546,774
Series B, 4.00%, 11/15/45	5,000	6,047,450
State of Michigan, COP, (AMBAC), 0.00%, 06/01/22(c)(d)	3,000	2,984,160

		85,440,513

Tobacco — 1.7%
Michigan Finance Authority, Refunding RB, Series A, Class 1, 4.00%, 06/01/40	1,250	1,481,050
Michigan Finance Authority, Refunding RB, CAB, Series B-2, Class 2, 0.00%, 06/01/65(d)	50,000	6,440,500

		7,921,550

Transportation — 6.0%
Wayne County Airport Authority, ARB
Series A, 5.00%, 12/01/42	1,000	1,224,000
Series D, 5.00%, 12/01/35	3,850	4,596,938
Series D, 5.00%, 12/01/45	7,500	8,773,125
Series B, AMT, 5.00%, 12/01/42	1,000	1,202,090
Series B, AMT, 5.00%, 12/01/47	1,250	1,480,438
Series C, AMT, 5.00%, 12/01/39	1,475	1,695,085
Wayne County Airport Authority, Refunding RB, Series F, AMT, 5.00%, 12/01/34	8,000	9,440,640

		28,412,316

Utilities — 12.0%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(a)	2,655	2,847,275
City of Detroit Michigan Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/21(a)	4,325	4,417,079
Series A, Senior Lien, (NPFGC), 5.00%, 07/01/34	10	10,038
City of Grand Rapids Michigan Sanitary Sewer System Revenue, Refunding RB, Series A, (NPFGC), 5.50%, 01/01/22	280	293,407
City of Holland Michigan Electric Revenue, RB, Series A, 5.00%, 07/01/39	10,000	10,194,200
City of Port Huron Michigan Water Supply System Revenue, RB 5.25%, 10/01/31	500	515,105
5.63%, 10/01/40	1,500	1,548,255
Downriver Utility Wastewater Authority, Refunding RB, (AGM), 5.00%, 04/01/43	1,000	1,221,480
Great Lakes Water Authority Water Supply System Revenue, RB, Series B, 2nd Lien, 5.00%, 07/01/46	10,000	11,791,600

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Karegnondi Water Authority, Refunding RB
5.00%, 11/01/41	$2,750	$3,344,110
5.00%, 11/01/45	3,000	3,627,870
Lansing Board of Water & Light, RB, Series A, 5.00%, 07/01/21(a)	3,180	3,244,395
Michigan Finance Authority, Refunding RB
Series D-1, 5.00%, 07/01/34	2,000	2,395,080
Series D-1, 5.00%, 07/01/35	750	898,200
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/31	1,000	1,142,320
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/32	5,250	5,994,870
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/33	3,000	3,424,230

		56,909,514

Total Municipal Bonds in Michigan		632,165,358

Puerto Rico — 4.5%

State — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	534	597,648
Series A-1, Restructured, 5.00%, 07/01/58	825	936,920
Series A-2, Restructured, 4.33%, 07/01/40	1,109	1,225,855
Series A-2, Restructured, 4.78%, 07/01/58	103	115,428
Series B-1, Restructured, 4.75%, 07/01/53	616	689,359
Series B-1, Restructured, 5.00%, 07/01/58	7,451	8,454,426
Series B-2, Restructured, 4.33%, 07/01/40	5,880	6,499,046
Series B-2, Restructured, 4.78%, 07/01/58	597	668,873
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	6,295	1,990,794

Total Municipal Bonds in Puerto Rico		21,178,349

Total Municipal Bonds — 138.3% (Cost: $600,189,426)		653,343,707

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Michigan — 17.3%

Education — 10.8%
Eastern Michigan University, RB, 4.00%, 03/01/44	10,000	11,544,600
Michigan Finance Authority, Refunding RB, AMT, Series 25-A, 4.00%, 11/01/28	8,750	9,236,851
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/44(f)	5,750	7,136,381
University of Michigan, Refunding RB, 5.00%, 04/01/46	10,000	12,122,402
Wayne State University, RB, Series A, 5.00%, 11/15/43(f)	8,530	10,606,285

		50,646,519

Health — 2.5%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	10,002	11,588,185
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/21(a)	190	197,708

		11,785,893

Security	Par (000)	Value

State — 1.3%
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	$5,150	$6,192,309

Utilities — 2.7%
Lansing Board of Water & Light, Refunding RB, Series A, 5.00%, 07/01/44	10,000	12,823,397

Total Municipal Bonds in Michigan		81,448,118

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.3% (Cost: $73,661,327)		81,448,118

Total Long-Term Investments — 155.6% (Cost: $673,850,753)		734,791,825

	Shares

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(g)(h)	5,885,241	5,886,419

Total Short-Term Securities — 1.2% (Cost: $5,884,952)		5,886,419

Total Investments — 156.8% (Cost: $679,735,705)		740,678,244

Other Assets Less Liabilities — 1.0%		4,539,640

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.8)%		(41,383,547)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (49.0)%		(231,500,148)

Net Assets Applicable to Common Shares — 100.0%		$472,334,189

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	Zero-coupon bond.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2026 to February 15, 2027, is $9,881,917. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$3,877,972	$2,008,108	(a)	$—	$327	$12	$5,886,419	5,885,241	$217	$—

(a)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$653,343,707	$—	$653,343,707
Municipal Bonds Transferred to Tender Option Bond Trusts	—	81,448,118	—	81,448,118
Short-Term Securities
Money Market Funds	5,886,419	—	—	5,886,419

	$5,886,419	$734,791,825	$—	$740,678,244

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(41,362,055)	$—	$(41,362,055)
VRDP Shares at Liquidation Value	—	(231,900,000)	—	(231,900,000)

	$—	$(273,262,055)	$—	$(273,262,055)

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2021	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.2%

Utilities — 0.2%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$460	$556,278

Pennsylvania — 111.9%

Corporate — 1.0%
Pennsylvania Economic Development Financing Authority, RB, Series A, AMT, 3.25%, 08/01/39(a)	1,950	1,988,961
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	135	143,466

		2,132,427

County/City/Special District/School District — 29.6%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB
Series A, 5.00%, 05/01/35	190	196,878
Series A, 5.00%, 05/01/42	450	467,078
Altoona Area School District, GO
(BAM SAW), 5.00%, 12/01/36	125	150,293
(BAM SAW), 5.00%, 12/01/45	600	710,106
Series A, (AGM, SAW), 5.00%, 12/01/36	1,180	1,418,761
Bethlehem Area School District, GO
Series A, (BAM SAW), 5.00%, 08/01/34	1,610	1,918,315
Series A, (BAM SAW), 5.00%, 08/01/35	1,210	1,441,763
Borough of West Chester Pennsylvania, Refunding GO, 3.50%, 11/15/35	1,095	1,224,615
Boyertown Area School District, GO
(SAW), 5.00%, 10/01/36	610	696,370
(SAW), 5.00%, 10/01/38	920	1,049,223
Bristol Township School District, GO
(SAW), 5.00%, 06/01/40	775	849,973
(BAM SAW), 5.00%, 06/01/42	1,685	2,059,643
Chester County Industrial Development Authority, SAB(a)
4.25%, 03/01/35	715	731,660
4.75%, 03/01/50	1,525	1,562,027
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	1,705	1,915,755
City of Philadelphia Pennsylvania, Refunding GO, Series A, 5.00%, 08/01/37	1,360	1,671,549
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 09/01/22(b)	1,095	1,179,983
Coatesville School District, GO, CAB(c)
Series A, (BAM SAW), 0.00%, 10/01/34	160	100,277
Series A, (BAM SAW), 0.00%, 10/01/35	1,435	853,897
Series A, (BAM SAW), 0.00%, 10/01/37	1,395	758,043
Coatesville School District, Refunding GO, CAB(c)
Series B, (BAM SAW), 0.00%, 10/01/33	275	180,054
Series B, (BAM SAW), 0.00%, 10/01/34	550	343,195
Series C, (BAM SAW), 0.00%, 10/01/33	360	237,038
Dallastown Area School District, Refunding GO, (SAW), 5.00%, 04/15/34	1,235	1,448,124
East Pennsboro Area School District, GO
(BAM SAW), 4.00%, 10/01/40	355	416,596
(BAM SAW), 4.00%, 10/01/44	840	972,350
Fox Chapel Area School District, GO
(SAW), 5.00%, 02/01/39	1,345	1,676,300
(SAW), 5.00%, 02/01/42	1,250	1,536,225
Governor Mifflin School District, GO Series A, (SAW), 4.00%, 04/01/39	360	422,975

Security	Par (000)	Value

County/City/Special District/School District (continued)
Governor Mifflin School District, GO (continued)
Series A, (SAW), 4.00%, 04/01/40	$225	$263,612
Series A, (SAW), 4.00%, 04/01/42	640	745,882
Series A, (SAW), 4.00%, 04/01/43	570	662,562
Series A, (SAW), 4.00%, 04/01/46	665	768,048
Marple Newtown School District, GO, (SAW), 3.00%, 06/01/40	1,375	1,541,485
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	150	160,385
School District of Philadelphia, RB, Series A, 4.00%, 06/30/21	3,500	3,555,055
Shaler Area School District, GO, CAB, (XLCA SAW), 0.00%, 09/01/30(c)	6,145	5,310,202
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/36	870	1,086,473
(SAW), 5.00%, 03/01/37	890	1,110,346
(SAW), 5.00%, 03/01/40	1,025	1,271,922
(SAW), 5.00%, 03/01/43	775	955,807
State Public School Building Authority, RB, (AGM), 5.00%, 07/15/34	2,190	2,233,099
State Public School Building Authority, RB, CAB(c)
(AGM, SAW), 0.00%, 12/15/22	1,640	1,619,680
(AGM, SAW), 0.00%, 12/15/23	1,980	1,935,628
(AGM, SAW), 0.00%, 12/15/24	1,980	1,908,977
(AGM, SAW), 0.00%, 12/15/25	1,770	1,680,066
Township of Lower Paxton Pennsylvania, GO
5.00%, 04/01/24(b)	1,870	2,157,438
Series A, 4.00%, 04/01/39	400	471,932
Series A, 4.00%, 04/01/40	150	176,465
Series A, 4.00%, 04/01/42	315	368,648
Series A, 4.00%, 04/01/50	395	456,541
Tredyffrin Easttown School District, GO, (SAW), 5.00%, 02/15/39	695	864,274
West Shore School District, GO
(SAW), 5.00%, 11/15/43	2,095	2,607,626
(SAW), 4.00%, 11/15/45	715	840,483
(SAW), 4.00%, 11/15/48	360	422,082
(SAW), 5.00%, 11/15/48	1,200	1,479,636

		64,843,420

Education — 17.3%
Berks County Municipal Authority, Refunding RB
5.00%, 10/01/39	160	168,714
5.00%, 10/01/49	430	441,240
Commonwealth of Pennsylvania, GO, First Series, 5.00%, 06/01/22(b)	2,460	2,620,933
Delaware County Authority, RB 5.00%, 08/01/40	1,205	1,400,186
5.00%, 08/01/45	1,610	1,855,010
5.00%, 07/01/47	2,480	2,710,516
East Hempfield Township Industrial Development Authority, RB 5.00%, 07/01/35	920	942,493
5.00%, 07/01/45	300	302,769
5.00%, 07/01/47	820	831,792
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	1,160	1,343,535
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	2,000	2,278,380

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/37	$1,325	$1,349,287
Series A, 5.25%, 05/01/21(b)	3,930	3,979,807
Series A, 5.25%, 07/15/33	1,580	1,689,968
Series A, 5.50%, 07/15/38	385	411,542
Philadelphia Authority for Industrial Development Refunding RB(a)
5.00%, 06/15/40	320	364,195
5.00%, 06/15/50	610	687,610
Philadelphia Authority for Industrial Development, RB
4.00%, 06/15/29	280	285,426
5.00%, 06/15/39	335	352,561
5.00%, 11/01/42	2,710	3,053,195
5.00%, 06/15/49	935	974,681
5.00%, 06/15/50	575	601,525
Philadelphia Authority for Industrial Development, Refunding RB
5.00%, 05/01/30	440	506,845
5.00%, 05/01/40	375	415,736
4.00%, 05/01/42	2,985	2,850,794
4.00%, 11/01/45	740	836,622
5.00%, 05/01/50	1,120	1,224,787
Series 2015, 5.00%, 04/01/45	2,170	2,507,761
Swarthmore Borough Authority, Refunding RB, 5.00%, 09/15/38	830	931,791

		37,919,701

Health — 24.7%
Allegheny County Hospital Development Authority, RB, Series B, (NPFGC), 6.00%, 07/01/26	2,000	2,583,280
Allegheny County Hospital Development Authority, Refunding RB
Series A, 4.00%, 04/01/37	1,700	1,982,846
Series A, (AGM), 4.00%, 04/01/44	3,440	3,941,724
Series A, 5.00%, 04/01/47	700	847,756
Bucks County Industrial Development Authority, Refunding RB, 5.00%, 10/01/37	940	1,053,984
Centre County Hospital Authority, RB, 7.00%, 11/15/21(b)	2,410	2,541,249
Cumberland County Municipal Authority Refunding RB
5.00%, 01/01/25(b)	255	303,027
5.00%, 01/01/38	2,345	2,520,406
Cumberland County Municipal Authority, Refunding RB
4.00%, 01/01/36	395	419,873
4.13%, 01/01/38	160	171,450
5.00%, 01/01/39	760	865,754
DuBois Hospital Authority, Refunding RB, 4.00%, 07/15/48	2,060	2,283,469
Franklin County Industrial Development Authority, RB
5.00%, 12/01/29	70	77,759
5.00%, 12/01/39	135	147,652
5.00%, 12/01/49	100	107,663
5.00%, 12/01/54	365	390,313
Geisinger Authority, Refunding RB, Series A-2, 5.00%, 02/15/39	4,050	4,954,446
Lancaster County Hospital Authority, Refunding RB, 5.00%, 11/01/35	575	649,416
Lancaster Industrial Development Authority, RB 4.00%, 12/01/44	420	452,756

Security	Par (000)	Value

Health (continued)
Lancaster Industrial Development Authority, RB (continued)
5.00%, 12/01/44	$665	$753,119
4.00%, 12/01/49	565	600,781
Lancaster Industrial Development Authority, Refunding RB(b)
5.38%, 05/01/23	520	581,542
5.75%, 05/01/23	865	974,647
Montgomery County Higher Education and Health Authority, Refunding RB
Series A, 5.00%, 09/01/37	840	1,028,504
Series A, 5.00%, 09/01/48	1,500	1,784,250
Montgomery County Industrial Development Authority, RB
Series C, 4.00%, 11/15/43	200	222,118
Series C, 5.00%, 11/15/45	915	1,074,192
Montgomery County Industrial Development Authority, Refunding RB
5.00%, 05/15/22(b)	1,420	1,509,815
5.25%, 01/01/40	220	223,905
Mount Lebanon Hospital Authority, RB, 4.00%, 07/01/48	2,345	2,661,880
Northampton County General Purpose Authority, Refunding RB
5.00%, 08/15/46	1,000	1,170,070
5.00%, 08/15/48	1,125	1,354,939
Pennsylvania Higher Educational Facilities Authority RB, 5.75%, 08/15/21(b)(d)	5,125	5,278,801
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/45	2,000	2,235,220
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/41	3,000	3,654,270
Union County Hospital Authority, Refunding RB, 7.00%, 08/01/21(b)	460	475,852
Wayne County Hospital & Health Facilities Authority, RB, Series A, (GTD), 4.00%, 07/01/46	1,595	1,784,980
Westmoreland County Industrial Development Authority Refunding RB, Series A, 4.00%, 07/01/37	360	420,516

		54,084,224

Housing — 2.8%
Pennsylvania Housing Finance Agency, RB, M/F Housing
Series A, 4.25%, 10/01/35	385	225,021
Series A, 4.50%, 10/01/40	400	225,920
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 128B, 4.00%, 10/01/47	2,175	2,364,660
Philadelphia Authority for Industrial Development, RB, M/F Housing
Series A, 3.50%, 12/01/36	810	614,272
Series A, 4.00%, 12/01/46	2,970	2,205,581
Series A, 4.00%, 12/01/51	805	580,413

		6,215,867

State — 8.5%
Commonwealth Financing Authority, RB
5.00%, 06/01/34	4,175	5,231,484
5.00%, 06/01/35	1,295	1,615,033
Commonwealth Financing Authority, Refunding RB, Series A, 5.00%, 06/01/28	1,000	1,281,590

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	$7,000	$8,056,300
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/48	1,930	2,351,724

		18,536,131

Tobacco — 2.0%
Commonwealth Financing Authority, RB, 5.00%, 06/01/33	3,575	4,496,957

Transportation — 15.9%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/37	1,100	1,321,397
Series B, AMT, 5.00%, 07/01/47	2,105	2,471,249
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	1,500	1,839,945
Delaware River Port Authority, RB 5.00%, 01/01/29	475	539,040
5.00%, 01/01/37	2,285	2,582,895
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, AMT, 5.00%, 11/01/41	6,025	6,468,681
Pennsylvania Turnpike Commission, RB
Series B, 5.00%, 12/01/50	2,705	3,523,668
Sub-Series B-1, 5.00%, 06/01/42	2,345	2,842,843
Pennsylvania Turnpike Commission, RB, CAB(c)
Sub-Series A-3, (AGM), 0.00%, 12/01/40	1,275	798,647
Sub-Series A-3, 0.00%, 12/01/42	4,760	2,703,585
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.25%, 12/01/45	3,270	3,912,457
Southeastern Pennsylvania Transportation Authority, RB
5.00%, 06/01/21(b)	4,325	4,395,541
5.00%, 06/01/32	1,075	1,440,425

		34,840,373

Utilities — 10.1%
Allegheny County Sanitary Authority, RB, (BAM), 5.25%, 12/01/41	1,410	1,591,679
Bucks County Water and Sewer Authority, RB
Series A, (AGM), 5.00%, 12/01/37	780	909,082
Series A, (AGM), 5.00%, 12/01/40	1,000	1,156,580
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series A, 5.00%, 10/01/43	3,040	3,833,957
Series A, 5.00%, 11/01/45	1,790	2,341,141
Series A, 5.25%, 10/01/52	810	1,007,073
Delaware County Regional Water Quality Control Authority, RB, 5.00%, 05/01/23(b)	420	466,171
Falls Township Authority, Refunding RB, (MUN GOVT GTD), 5.00%, 12/01/37	1,270	1,320,787
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	1,195	1,241,354
Philadelphia Gas Works Co, Refunding RB 5.00%, 08/01/30	800	954,040
5.00%, 08/01/31	600	714,984
5.00%, 08/01/32	800	952,576
5.00%, 08/01/33	400	475,924
5.00%, 08/01/34	700	831,173

Security	Par (000)	Value

Utilities (continued)
Pittsburgh Water & Sewer Authority, RB, Series B, (AGM), 4.00%, 09/01/50	$900	$1,066,122
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,000	2,498,320
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	580	680,688

		22,041,651

Total Municipal Bonds in Pennsylvania		245,110,751

Puerto Rico — 4.6%

State — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	265	296,585
Series A-1, Restructured, 5.00%, 07/01/58	389	441,772
Series A-2, Restructured, 4.33%, 07/01/40	519	573,687
Series A-2, Restructured, 4.78%, 07/01/58	46	51,550
Series B-1, Restructured, 4.75%, 07/01/53	283	316,703
Series B-1, Restructured, 5.00%, 07/01/58	3,423	3,883,975
Series B-2, Restructured, 4.33%, 07/01/40	2,701	2,985,361
Series B-2, Restructured, 4.78%, 07/01/58	274	306,987
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	3,618	1,144,193

Total Municipal Bonds in Puerto Rico		10,000,813

Total Municipal Bonds — 116.7% (Cost: $234,198,370)		255,667,842

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Pennsylvania — 42.9%

Education — 9.6%
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/47	3,900	4,677,465
Pennsylvania Higher Educational Facilities Authority, RB, Series AR, 4.00%, 06/15/38	11,335	12,627,417
Philadelphia Authority for Industrial Development, RB, 4.00%, 12/01/48(f)	3,300	3,749,130

		21,054,012

Health — 25.1%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(f)	2,501	2,901,404
Geisinger Authority, RB, Series A-1, 5.13%, 06/01/41	7,430	7,548,656
General Authority of Southcentral Pennsylvania, Refunding RB
4.00%, 06/01/49	5,385	6,304,650
Series A, 5.00%, 06/01/24(b)	7,000	8,130,290
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series C, 5.00%, 07/01/41	4,685	4,775,559
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/44(f)	3,100	3,508,766
Pennsylvania Economic Development Financing Authority, RB, Series B, 4.00%, 03/15/40	8,000	8,911,520

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Pennsylvania Higher Educational Facilities Authority, RB, Series A, 4.00%, 08/15/39(f)	$7,815	$8,258,735
St Mary Hospital Authority, Refunding RB, 5.00%, 12/01/48	3,754	4,626,045

		54,965,625

Housing — 1.1%
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 114C, 3.70%, 10/01/42(f)	2,439	2,482,904

State — 3.2%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(f)	6,000	7,044,240

Transportation — 2.0%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	2,093,414
Pennsylvania Turnpike Commission, Refunding RB, Sub- Series B-2, 5.00%, 06/01/35	1,850	2,280,051

		4,373,465

Utilities — 1.9%
Westmoreland County Municipal Authority, Refunding RB, 5.00%, 08/15/42.	3,493	4,119,580

Total Municipal Bonds in Pennsylvania		94,039,826

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.9% (Cost: $85,804,410)		94,039,826

Total Long-Term Investments — 159.6% (Cost: $320,002,780)		349,707,668

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(g)(h)	3,755,932	$3,756,683

Total Short-Term Securities — 1.7% (Cost: $3,756,496)		3,756,683

Total Investments — 161.3% (Cost: $323,759,276)		353,464,351

Liabilities in Excess of Other Assets — 0.0%		(126,627)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.7)%		(51,947,139)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (37.6)%		(82,320,817)

Net Assets Applicable to Common Shares — 100.0%		$219,069,768

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2021 to June 1, 2039, is $16,004,052. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.

(h)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$1,880,644	$1,875,934	(a)	$—	$(82)	$187	$3,756,683	3,755,932	$149	$—

(a)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note.	39	03/22/21	$5,344	$41,383
Long U.S. Treasury Bond	15	03/22/21	2,531	90,290

				$131,673

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$131,673	$—	$131,673

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$212,850	$—	$212,850

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$131,673	$—	$131,673

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$11,932,188

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$255,667,842	$—	$255,667,842
Municipal Bonds Transferred to Tender Option Bond Trusts	—	94,039,826	—	94,039,826
Short-Term Securities
Money Market Funds	3,756,683	—	—	3,756,683

	$3,756,683	$349,707,668	$—	$353,464,351

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$131,673	$—	$—	$131,673

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(51,926,581)	$—	$(51,926,581)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)

	$—	$(134,526,581)	$—	$(134,526,581)

See notes to financial statements.

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

January 31, 2021

	MUC	MUJ	MFT	MIY

ASSETS
Investments at value — unaffiliated(a)	$1,053,258,219	$787,235,610	$207,790,820	$734,791,825
Investments at value — affiliated(b)	15,157,813	8,876,079	976,016	5,886,419
Cash	105,500	42,031	—	—
Cash pledged for futures contracts	481,000	192,000	—	—
Receivables:
Investments sold	—	—	312,854	—
Dividends — affiliated	132	63	9	53
Interest — unaffiliated	13,008,484	5,327,102	2,048,008	7,438,885
Variation margin on futures contracts	92,521	36,295	—	—
Prepaid expenses	9,173	—	5,224	313,935

Total assets	1,082,112,842	801,709,180	211,132,931	748,431,117

ACCRUED LIABILITIES
Payables:
Investments purchased	3,748,445	11,168,512	1,714,141	1,107,470
Income dividend distributions — Common Shares	2,255,137	1,895,492	508,777	1,652,534
Interest expense and fees	82,594	28,234	9,821	21,492
Investment advisory fees	471,965	332,700	88,141	308,428
Directors’ and Officer’s fees	391,936	3,945	1,073	3,767
Other accrued expenses	180,648	210,168	62,511	141,034
Reorganization costs	—	—	110,769	—

Total accrued liabilities	7,130,725	13,639,051	2,495,233	3,234,725

OTHER LIABILITIES
TOB Trust Certificates	158,512,208	61,534,134	27,589,669	41,362,055
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	236,675,590	—	231,500,148
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	254,000,000	—	56,500,000	—

Total other liabilities	412,512,208	298,209,724	84,089,669	272,862,203

Total liabilities	419,642,933	311,848,775	86,584,902	276,096,928

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$662,469,909	$489,860,405	$124,548,029	$472,334,189

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$581,297,061	$423,165,204	$113,430,341	$418,130,162
Accumulated earnings	81,172,848	66,695,201	11,117,688	54,204,027

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$662,469,909	$489,860,405	$124,548,029	$472,334,189

Netasset value per Common Share	$16.16	$16.28	$14.69	$16.01

(a) Investments at cost — unaffiliated	$952,736,549	$713,911,643	$188,887,477	$673,850,753
(b) Investments at cost — affiliated	$15,156,409	$8,876,061	$976,016	$5,884,952
(c) Preferred Shares outstanding	2,540	2,371	565	2,319
(d) Preferred Shares authorized	18,140	9,847	1,000,000	8,919
(e) Par value per Preferred Share	$0.10	$0.10	$0.05	$0.10
(f) Common Shares outstanding	41,002,483	30,087,169	8,479,614	29,509,535
(g) Common Shares authorized	199,981,860	199,990,153	Unlimited	199,991,081
(h) Par value per Common Share	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Assets and Liabilities (unaudited) (continued)

January 31, 2021

MPA

ASSETS
Investments at value — unaffiliated(a)	$349,707,668
Investments at value — affiliated(b)	3,756,683
Cash pledged for futures contracts	110,000
Receivables:
Dividends — affiliated	31
Interest — unaffiliated	3,270,652
Variation margin on futures contracts	21,198
Prepaid expenses	78,857

Total assets	356,945,089

ACCRUED LIABILITIES
Bank overdraft	24,309
Payables:
TOB Trust loan	2,575,449
Income dividend distributions — Common Shares	731,877
Interest expense and fees	20,558
Investment advisory fees	147,074
Directors’ and Officer’s fees	12,013
Other accrued expenses	116,643

Total accrued liabilities	3,627,923

OTHER LIABILITIES
TOB Trust Certificates	51,926,581
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	82,320,817

Total other liabilities	134,247,398

Total liabilities	137,875,321

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$219,069,768

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$194,013,187
Accumulated earnings	25,056,581

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$219,069,768

Net asset value per Common Share	$16.46

(a) Investments at cost — unaffiliated	$320,002,780
(b) Investments at cost — affiliated	$3,756,496
(c) Preferred Shares outstanding	826
(d) Preferred Shares authorized	1,000,000
(e) Par value per Preferred Share	$0.05
(f) Common Shares outstanding	13,306,848
(g) Common Shares authorized	Unlimited
(h) Par value per Common Share	$0.10

See notes to financial statements.

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended January 31, 2021

	MUC	MUJ	MFT	MIY

INVESTMENT INCOME
Dividends — affiliated	$1,378	$343	$33	$217
Interest — unaffiliated	18,092,412	14,764,466	4,078,818	13,511,598

Total investment income	18,093,790	14,764,809	4,078,851	13,511,815

EXPENSES
Investment advisory	2,942,230	1,957,344	517,174	1,823,445
Directors and Officer	74,736	14,017	4,105	13,836
Accounting services	68,992	55,605	21,896	53,723
Professional	64,219	55,107	34,236	43,527
Rating agency	25,553	25,553	25,553	25,553
Transfer agent	21,695	20,069	13,011	20,668
Registration	6,841	5,039	4,074	4,943
Custodian	4,655	3,842	4,451	3,646
Printing and postage	538	974	1,066	708
Liquidity fees	—	12,179	—	—
Remarketing fees on Preferred Shares	—	11,936	—	—
Reorganization	—	—	170,621	—
Miscellaneous	8,767	76,570	6,862	7,614

Total expenses excluding interest expense, fees and amortization of offering costs	3,218,226	2,238,235	803,049	1,997,663
Interest expense, fees and amortization of offering costs(a)	1,669,719	1,370,456	391,875	1,408,973

Total expenses	4,887,945	3,608,691	1,194,924	3,406,636
Less:
Fees waived and/or reimbursed by the Manager	(177,934)	(2,630)	(34,908)	(1,575)

Total expenses after fees waived and/or reimbursed	4,710,011	3,606,061	1,160,016	3,405,061

Net investment income	13,383,779	11,158,748	2,918,835	10,106,754

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,186)	182,352	291,341	150,552
Investments — affiliated	(1,554)	656	16	327
Futures contracts	—	379,487	—	—

	(12,740)	562,495	291,357	150,879

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,007,551	12,684,035	2,516,496	2,944,548
Investments — affiliated	1,481	(347)	—	12
Futures contracts	456,755	218,376	—	—

	8,465,787	12,902,064	2,516,496	2,944,560

Net realized and unrealized gain	8,453,047	13,464,559	2,807,853	3,095,439

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$21,836,826	$24,623,307	$5,726,688	$13,202,193

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Operations (unaudited) (continued)

Six Months Ended January 31, 2021

MPA

INVESTMENT INCOME
Dividends — affiliated	$149
Interest — unaffiliated	6,245,666

Total investment income	6,245,815

EXPENSES
Investment advisory	865,272
Liquidity fees	339,278
Professional	41,140
Accounting services	31,052
Rating agency	25,553
Remarketing fees on Preferred Shares	21,204
Transfer agent	16,415
Directors and Officer	8,112
Registration	4,080
Custodian	1,237
Printing and postage	955
Miscellaneous	9,357

Total expenses excluding interest expense, fees and amortization of offering costs	1,363,655
Interest expense, fees and amortization of offering costs(a)	279,979

Total expenses	1,643,634
Less:
Fees waived and/or reimbursed by the Manager	(1,093)

Total expenses after fees waived and/or reimbursed	1,642,541

Net investment income	4,603,274

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	132,663
Investments — affiliated	(82)
Futures contracts	212,850

345,431

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,243,785
Investments — affiliated	187
Futures contracts	131,673

4,375,645

Net realized and unrealized gain	4,721,076

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$9,324,350

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	MUC		MUJ

	Six Months Ended 01/31/21 (unaudited)	Year Ended 07/31/20	Six Months Ended 01/31/21 (unaudited)	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$13,383,779	$23,910,053	$11,158,748	$20,766,165
Net realized gain (loss)	(12,740)	(14,683,337)	562,495	(5,204,338)
Net change in unrealized appreciation	8,465,787	29,113,036	12,902,064	216,496

Net increase in net assets applicable to Common Shareholders resulting from operations	21,836,826	38,339,752	24,623,307	15,778,323

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(13,202,800)	(22,325,852)	(11,072,078)	(19,607,452)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	(886,136)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	8,634,026	16,013,900	13,551,229	(4,715,265)
Beginning of period	653,835,883	637,821,983	476,309,176	481,024,441

End of period	$662,469,909	$653,835,883	$489,860,405	$476,309,176

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets (continued)

	MFT		MIY

	Six Months Ended 01/31/21 (unaudited)	Year Ended 07/31/20	Six Months Ended 01/31/21 (unaudited)	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$2,918,835	$5,470,606	$10,106,754	$18,741,480
Net realized gain (loss)	291,357	(2,229,117)	150,879	(4,427,689)
Net change in unrealized appreciation	2,516,496	2,868,601	2,944,560	8,459,328

Net increase in net assets applicable to Common Shareholders resulting from operations	5,726,688	6,110,090	13,202,193	22,773,119

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(3,001,581)	(5,205,604)	(9,620,108)	(17,499,956)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	12,869	11,012	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	(886,694)

Net increase (decrease) in net assets derived from capital share transactions	12,869	11,012	—	(886,694)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	2,737,976	915,498	3,582,085	4,386,469
Beginning of period	121,810,053	120,894,555	468,752,104	464,365,635

End of period	$124,548,029	$121,810,053	$472,334,189	$468,752,104

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	MPA

	Six Months Ended 01/31/21 (unaudited)	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$4,603,274	$8,621,926
Net realized gain (loss)	345,431	(3,034,767)
Net change in unrealized appreciation	4,375,645	2,289,761

Net increase in net assets applicable to Common Shareholders resulting from operations	9,324,350	7,876,920

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(4,391,260)	(7,602,490)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(18,678)	(478,011)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	4,914,412	(203,581)
Beginning of period	214,155,356	214,358,937

End of period	$219,069,768	$214,155,356

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Cash Flows (unaudited)

Six Months Ended January 31, 2021

	MUC	MUJ	MFT	MIY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$21,836,826	$24,623,307	$5,726,688	$13,202,193
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	28,298,550	41,610,086	16,333,414	12,240,407
Purchases of long-term investments	(18,746,877)	(25,029,069)	(16,914,524)	(12,901,850)
Net purchases of short-term securities	(13,286,156)	(8,004,342)	(277,522)	(2,008,108)
Amortization of premium and accretion of discount on investments and other fees	3,380,592	380,337	397,099	2,175,095
Net realized (gain) loss on investments	12,740	(183,008)	(291,357)	(150,879)
Net unrealized appreciation on investments	(8,009,032)	(12,683,688)	(2,516,496)	(2,944,560)

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(66)	170	(2)	90
Interest — unaffiliated	487,958	210,335	(30,435)	76,929
Variation margin on futures contracts	(92,521)	(36,295)	—	—
Prepaid expenses	11,796	37,583	28,830	(192,243)

Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(306,257)	(65,777)	(23,910)	(38,950)
Investment advisory fees	10,211	4,431	2,279	2,925
Directors’ and Officer’s fees	46,149	643	156	768
Other accrued expenses	(18,623)	46,968	(26,485)	5,795
Reorganization costs	—	—	71,681	—

Net cash provided by operating activities	13,625,290	20,911,681	2,479,416	9,467,612

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(13,038,790)	(10,921,642)	(2,963,222)	(9,472,560)
Repayments of TOB Trust Certificates	—	(9,765,607)	(893,960)	—
Repayments of Loan for TOB Trust Certificates	—	—	(554,061)	—
Proceeds from TOB Trust Certificates	—	—	1,761,778	—
Proceeds from Loan for TOB Trust Certificates	—	—	554,061	—
Decrease in bank overdraft	—	—	(384,012)	—
Amortization of deferred offering costs	—	9,599	—	4,948

Net cash used for financing activities	(13,038,790)	(20,677,650)	(2,479,416)	(9,467,612)

CASH
Net increase in restricted and unrestricted cash	586,500	234,031	—	—
Restricted and unrestricted cash at beginning of period	—	—	—	—

Restricted and unrestricted cash at end of period	$586,500	$234,031	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,975,976	$1,426,634	$415,785	$1,442,975

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$—	$12,869	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$105,500	$42,031	$—	$—
Cash pledged
Futures contracts	481,000	192,000	—	—

	$586,500	$234,031	$—	$—

See notes to financial statements.

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited) (continued)

Six Months Ended January 31, 2021

MPA

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$9,324,350
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	17,290,841
Purchases of long-term investments	(16,318,913)
Net purchases of short-term securities	(1,875,934)
Amortization of premium and accretion of discount on investments and other fees	624,213
Net realized gain on investments	(132,581)
Net unrealized appreciation on investments	(4,243,972)

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	33
Interest — unaffiliated	(18,787)
Variation margin on futures contracts	(21,198)
Prepaid expenses	30,486

Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(69,091)
Investment advisory fees	2,986
Directors’ and Officer’s fees	1,724
Other accrued expenses	(14,251)

Net cash provided by operating activities	4,579,906

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(4,392,092)
Repayments of TOB Trust Certificates	(544,551)
Repayments of Loan for TOB Trust Certificates	(560,000)
Net payments on redemption of Common Shares	(59,457)
Proceeds from TOB Trust Certificates	564,999
Proceeds from Loan for TOB Trust Certificates	560,000
Decrease in bank overdraft	(45,159)
Amortization of deferred offering costs	6,354

Net cash used for financing activities	(4,469,906)

CASH
Net increase in restricted and unrestricted cash	110,000
Restricted and unrestricted cash at beginning of period	—

Restricted and unrestricted cash at end of period	$110,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense.	$342,716

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	110,000

$110,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Financial Highlights

(For a share outstanding throughout each period)

	M UC

	Six Months Ended 01/31/21		Year Ended July 31,
	(unaudited)		2020	2019	2018	2017	2016

Net asset value, beginning of period.	$15.95		$15.56	$15.03	$15.53	$16.51	$15.78

Net investment income(a)	0.33		0.58	0.57	0.64	0.69	0.77
Net realized and unrealized gain (loss)	0.20		0.35	0.54	(0.47)	(0.93)	0.76

Net increase (decrease) from investment operations	0.53		0.93	1.11	0.17	(0.24)	1.53

Distributions to Common Shareholders(b)
From net investment income		(0.32)	(0.54)	(0.57)	(0.67)	(0.74)	(0.80)
From net realized gain	—		—	(0.01)	—	—	—

Total distributions to Common Shareholders		(0.32)	(0.54)	(0.58)	(0.67)	(0.74)	(0.80)

Net asset value, end of period	$16.16		$15.95	$15.56	$15.03	$15.53	$16.51

Market price, end of period	$15.00		$14.67	$14.00	$13.07	$14.75	$16.28

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.57	%(d)	6.55%	8.17%	1.54%	(1.08)%	10.20%

Based on market price	4.52	%(d)	8.92%	11.92%	(7.03)%	(4.73)%	20.08%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.49	%(e)(f)	2.11%	2.58%	2.38%	2.04%	1.60%

Total expenses after fees waived and/or reimbursed	1.44	%(e)(f)	2.05%	2.50%	2.29%	1.96%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(g)	0.93	%(e)(f)	0.92%	0.92%	0.93%	0.93%	0.93%

Net investment income to Common Shareholders	4.09	%(e)(f)	3.75%	3.82%	4.20%	4.44%	4.79%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$662,470		$653,836	$637,822	$616,387	$636,865	$677,128

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$254,000		$254,000	$254,000	$254,000	$254,000	$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$360,815		$357,416	$351,111	$342,672	$350,734	$366,586

Borrowings outstanding, end of period (000)	$158,512		$158,512	$159,555	$185,905	$181,685	$169,699

Portfolio turnover rate		2%	16%	24%	24%	19%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		MUJ

	Six Months Ended 01/31/21		Year Ended July 31,
	(unaudited)		2020	2019	2018	2017	2016

Net asset value, beginning of period.	$15.83		$15.95	$15.28	$15.57	$16.55	$15.62

Net investment income(a)	0.37		0.69	0.66	0.71	0.77	0.84
Net realized and unrealized gain (loss)	0.45		(0.16)	0.64	(0.26)	(0.94)	0.96

Net increase (decrease) from investment operations	0.82		0.53	1.30	0.45	(0.17)	1.80

Distributions to Common Shareholders from net investment income(b)		(0.37)	(0.65)	(0.63)	(0.74)	(0.81)	(0.87)

Net asset value, end of period	$16.28		$15.83	$15.95	$15.28	$15.57	$16.55

Market price, end of period	$14.46		$14.21	$14.43	$12.90	$14.88	$16.12

Total Return Applicable to Common Shareholders(c)
Based on net asset value.	5.54	%(d)	3.98%	9.44%	3.52%	(0.57)%	12.39%

Based on market price	4.43	%(d)	3.17%	17.28%	(8.55)%	(2.44)%	26.20%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50	%(e)	2.14%	2.49%	2.23%	1.89%	1.52%

Total expenses after fees waived and/or reimbursed	1.50	%(e)	2.14%	2.49%	2.23%	1.89%	1.52%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(f)(g)	0.93	%(e)	0.92%	0.92%	0.93%	0.91%	0.90%

Net investment income to Common Shareholders	4.64	%(e)	4.39%	4.28%	4.60%	4.95%	5.27%

Supplemental Data
Net assets, end of period (000)	$489,860		$476,309	$481,024	$460,727	$469,417	$499,058

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$237,100		$237,100	$237,100	$237,100	$237,100	$237,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$306,605		$300,890	$302,878	$294,318	$297,983	$310,484

Borrowings outstanding, end of period (000)	$61,534		$71,300	$59,415	$62,747	$63,877	$55,089

Portfolio turnover rate		4%	13%	8%	14%	8%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/21 (unaudited)	Year Ended July 31,
		2020	2019	2018	2017	2016
Expense ratios	0.92%	0.91%	0.91%	0.93%	0.91%	0.89%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MFT
	Six Months Ended 01/31/21		Year Ended July 31,
	(unaudited)		2020		2019	2018	2017	2016

Net asset value, beginning of period	$14.37		$14.26		$13.90	$14.60	$15.55	$14.95

Net investment income(a)	0.34		0.65		0.65	0.74	0.79	0.83
Net realized and unrealized gain (loss)	0.33		0.07		0.41	(0.64)	(0.91)	0.62

Net increase (decrease) from investment operations	0.67		0.72		1.06	0.10	(0.12)	1.45

Distributions to Common Shareholders from net investment income(b)		(0.35)		(0.61)	(0.70)	(0.80)	(0.83)	(0.85)

Net asset value, end of period	$14.69		$14.37		$14.26	$13.90	$14.60	$15.55

Market price, end of period	$14.52		$13.97		$13.59	$13.03	$14.67	$16.09

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.82	%(d)		5.48%	8.21%	0.92%	(0.51)%	10.31%

Based on market price	6.57	%(d)		7.60%	10.01%	(5.85)%	(3.39)%	27.63%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.96	%(e)(f)	2.30	%(g)	2.82%	2.47%	2.07%	1.61%

Total expenses after fees waived and/or reimbursed	1.90	%(e)(f)	2.30	%(g)	2.82%	2.47%	2.07%	1.61%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(h)	1.26	%(e)(f)	1.07	%(g)	1.05%	1.03%	1.00%	0.96%

Net investment income to Common Shareholders	4.79	%(e)		4.58%	4.68%	5.23%	5.35%	5.45%

Supplemental Data
Net assets, end of period (000)	$124,548		$121,810		$120,895	$117,795	$123,705	$131,739

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$56,500		$56,500		$56,500	$56,500	$56,500	$56,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$320,439		$315,593		$313,973	$308,487	$318,947	$333,167

Borrowings outstanding, end of period (000)	$27,590		$26,722		$26,002	$28,786	$27,229	$21,953

Portfolio turnover rate		8%		36%	39%	30%	34%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.68%, 1.68% and 1.04%, respectively.

(g)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.26%, 2.26% and 1.03%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

60	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MIY
	Six Months Ended 01/31/21		Year Ended July 31,
	(unaudited)		2020	2019	2018	2017	2016

Net asset value, beginning of period	$15.88		$15.70	$15.04	$15.48	$16.36	$15.48

Net investment income(a)	0.34		0.63	0.62	0.69	0.75	0.79
Net realized and unrealized gain (loss)	0.12		0.14	0.66	(0.42)	(0.86)	0.92

Net increase (decrease) from investment operations	0.46		0.77	1.28	0.27	(0.11)	1.71

Distributions to Common Shareholders from net investment income(b)		(0.33)	(0.59)	(0.62)	(0.71)	(0.77)	(0.83)

Net asset value, end of period	$16.01		$15.88	$15.70	$15.04	$15.48	$16.36

Market price, end of period	$14.80		$14.24	$14.24	$12.89	$14.19	$15.38

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.14	%(d)	5.52%	9.42%	2.37%	(0.07)%	11.99%

Based on market price	6.32	%(d)	4.31%	15.80%	(4.29)%	(2.56)%	23.28%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.45	%(e)	2.07%	2.46%	2.16%	1.88%	1.54	%(f)

Total expenses after fees waived and/or reimbursed	1.45	%(e)	2.07%	2.46%	2.16%	1.88%	1.54	%(f)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(g)(h)	0.85	%(e)	1.20%	1.09%	0.89%	0.89%	0.93	%(f)

Net investment income to Common Shareholders	4.31	%(e)	4.06%	4.11%	4.49%	4.81%	5.02%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$472,334		$468,752	$464,366	$444,947	$457,888	$483,968

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$231,900		$231,900	$231,900	$231,900	$231,900	$231,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$303,680		$302,135	$300,244	$291,870	$297,450	$308,697

Borrowings outstanding, end of period (000)	$41,362		$41,362	$64,527	$60,002	$52,002	$51,227

Portfolio turnover rate		1%	9%	15%	8%	13%	19%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.

(e)	Annualized.

(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.49%, 1.49% and 0.88%, respectively.

(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/21 (unaudited)	Year Ended July 31,
		2020	2019	2018	2017	2016

Expense ratios	0.85%	0.88%	0.90%	0.89%	0.89%	0.93%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MPA

	Six Months Ended 01/31/21 (unaudited)		Year Ended July 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$16.09		$16.06	$15.27	$15.74	$16.76	$15.77

Net investment income(a)	0.35		0.65	0.63	0.71	0.76	0.80
Net realized and unrealized gain (loss)	0.35		(0.05)	0.80	(0.47)	(1.03)	1.02

Net increase (decrease) from investment operations	0.70		0.60	1.43	0.24	(0.27)	1.82

Distributions to Common Shareholders from net investment income(b)		(0.33)	(0.57)	(0.64)	(0.71)	(0.75)	(0.83)

Net asset value, end of period	$16.46		$16.09	$16.06	$15.27	$15.74	$16.76

Market price, end of period	$14.67		$14.09	$14.18	$13.26	$14.69	$16.07

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.66	%(d)	4.33%	10.32%	2.09%	(1.20)%	12.38%

Based on market price	6.53	%(d)	3.47%	12.18%	(5.01)%	(3.83)%	25.87%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53	%(e)	2.13%	2.55%	2.26%	1.91%	1.46%

Total expenses after fees waived and/or reimbursed	1.53	%(e)	2.12%	2.55%	2.26%	1.91%	1.46%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(f)(g)	1.27	%(e)	1.23%	0.99%	0.95%	0.94%	0.89%

Net investment income to Common Shareholders	4.28	%(e)	4.08%	4.11%	4.56%	4.83%	4.98%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$219,070		$214,155	$214,359	$203,956	$210,170	$223,738

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$82,600		$82,600	$82,600	$82,600	$82,600	$82,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$365,218		$359,268	$359,514	$346,921	$354,444	$370,869

Borrowings outstanding, end of period (000)	$51,927		$54,482	$52,814	$58,176	$55,826	$48,710

Portfolio turnover rate		4%	12%	21%	21%	15%	17%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.

(e)	Annualized.

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/21 (unaudited)	Year Ended July 31,
		2020	2019	2018	2017	2016

Expense ratios	0.94%	0.93%	0.96%	0.95%	0.94%	0.89%

See notes to financial statements.

62	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Investment Quality Fund	MFT	Massachusetts	Diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On June 16, 2020, the Board of Trustees of MFT and the Board of Trustees of BlackRock Municipal Income Trust II (BLE), each approved the reorganization of MFT into BLE. The reorganization was approved by each Fund’s shareholders and is expected to occur during the second quarter of 2021, subject to the satisfaction of customary closing conditions.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g.,TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement

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Notes to Financial Statements (unaudited) (continued)

date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MFT, MIY and MPA management believes that a fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MUC	$118,216	$359,727	$106,806	$ 584,749
MUJ	58,238	115,087	67,094	240,419
MFT	22,022	55,761	26,976	104,759
MIY	41,969	87,779	23,636	153,384
MPA	44,712	117,693	35,047	197,452

For the six months ended January 31, 2021, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUC	$336,854,627		$158,512,208		0.05% — 0.14%	$158,512,208	0.73%
MUJ	114,957,329		61,534,134		0.04 — 0.24	62,660,687	0.76
MFT	52,693,502		27,589,669		0.06 — 0.27	27,734,295	0.75
MIY	81,448,118		41,362,055		0.07 — 0.22	41,362,055	0.73

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Notes to Financial Statements (unaudited) (continued)

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MPA	$94,039,826		$51,926,581		0.07% — 0.27%	$54,441,078	0.72%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at January 31, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2021.

For the six months ended January 31, 2021, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MFT	$—	—%	$3,011	0.71%
MPA	—	—	3,043	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUC	MUJ	MFT	MIY	MPA
Investment advisory fees	0.55%	0.50%	0.50%	0.49%	0.49%

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Notes to Financial Statements (unaudited) (continued)

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2021, the amounts waived were as follows:

Fund Name	Amounts Waived

MUC	$2,623
MUJ	2,630
MFT	207
MIY	1,575
MPA	1,093

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager, for MUC, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2021 the waiver was $175,311.

The Manager reimbursed MFT $34,701 for reorganization costs.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

MUC	$22,495,322	$28,188,550
MUJ	33,207,581	41,610,086
MFT	18,505,441	16,432,035
MIY	14,009,320	6,597,812
MPA	12,765,004	17,290,841

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2020, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring

MUC	$21,514,268
MUJ	9,101,106
MFT	8,205,159
MIY	8,241,632
MPA	5,788,133

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Notes to Financial Statements (unaudited) (continued)

As of January 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MUC	$810,263,678	$101,088,253	$(991,351)	$100,096,902
MUJ	662,047,137	73,615,929	(867,135)	72,748,794
MFT	162,503,352	18,962,111	(288,296)	18,673,815
MIY	638,574,899	60,950,152	(208,862)	60,741,290
MPA	271,835,382	31,509,804	(1,675,743)	29,834,061

9.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of

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Notes to Financial Statements (unaudited) (continued)

those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

MFT and MPA are authorized to issue an unlimited number of Common Shares, all of which were initially classified as Common Shares. MUC, MUJ and MIY each is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for MFT and MPA, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MFT and MPA are authorized to issue 1 million Preferred Shares.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Six Months Ended 01/31/21	Year Ended 07/31/20

MFT	895	847

For the six months ended January 31, 2021 and the year ended July 31, 2020, shares issued and outstanding remained constant for MUC.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions.

On September 28, 2020, each Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, each Fund may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements (unaudited) (continued)

The total cost of the shares repurchased is reflected in MUJ, MIY and MPA’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	MUJ		MIY		MPA

	Shares	Amounts	Shares	Amounts	Shares	Amounts

Six Months Ended January 31, 2021	—	$—	—	$—	1,307	$18,678
Year Ended July 31, 2020	66,696	886,136	68,734	886,694	35,471	478,011

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY and MPA (for purposes of this section, each a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date

MUJ	06/30/11	1,727	$172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MPA

Expiration date	04/30/22	07/09/21	07/02/21

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

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Notes to Financial Statements (unaudited) (continued)

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings	Fitch Ratings, Inc. Short-Term Ratings	S&P Global Short-Term Ratings

MUJ	Aa2	AAA	N/A	N/A
MIY	Aa2	AAA	N/A	N/A
MPA	Aa2	AAA	F1+	A-1+

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s Investors Service, Inc., Fitch Ratings, Inc. and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced or are set to commence a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 01/31/21

MUJ	04/17/14	04/15/22
MIY	06/25/20	06/25/21

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2021, the annualized dividend rate for the VRDP Shares were as follows:

	MUJ	MIY	MPA

Dividend rates	0.95%	1.08%	0.18%

For the six months ended January 31, 2021, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MUC and MFT (for purposes of this section, each a “VMTP Fund”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating

MUC	03/22/12	2,540	$254,000,000	03/30/22	Aa2	AAA
MFT	12/16/11	565	56,500,000	07/02/23	Aa1	AAA

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements (unaudited) (continued)

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. With respect to MUC, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. With respect to MFT, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MFT redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2021, the average annualized dividend rates for the VMTP Shares were as follows:

	MUC	MFT

Dividend rates	0.85%	1.02%

For the six months ended January 31, 2021, VMTP Shares issued and outstanding of each VMTP Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization

MUC	$1,084,970	$—
MUJ	1,120,438	9,599
MFT	287,116	—
MIY	1,250,641	4,948
MPA	76,173	6,354

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders and Preferred Shareholders as follows:

	Dividend Per Common Share						Preferred Shares(a)

Fund Name	Paid	(b)	Declared	(c)	Declared	(d)	Shares	Series	Declared

MUC	$0.055000		$0.055000		$—		VMTP	W-7	$152,191
MUJ	0.063000		0.063000		—		VRDP	W-7	158,435
MFT	0.060000		0.060000		0.094071		VMTP	W-7	42,739
MIY	0.056000		0.056000		—		VRDP	W-7	186,791
MPA	0.055000		0.055000		—		VRDP	W-7	7,038

(a)	Dividends declared for period February 1, 2021 to February 28, 2021.
(b)	Net investment income dividend paid on March 1, 2021 to Common Shareholders of record on February 16, 2021.
(c)	Net investment income dividend declared on March 1, 2021, payable to Common Shareholders of record on March 15, 2021.
(d)	Net investment income special dividend declared on March 19, 2021, payable to Common Shareholders of record on April 8, 2021.

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Additional Information

Proxy Results

At a Joint Special Meeting of Shareholders of BlackRock MuniYield Investment Quality Fund held on Tuesday, December 15, 2020 and adjourned to Friday, January 21, 2021, Fund shareholders were asked to vote on the following proposals:

Common and Preferred Shareholders

Proposal 1(C). The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock MuniYield Investment Quality Fund (“MFT”) were being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MFT and BlackRock Municipal Income Trust II (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “MFT Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MFT’s assets and the assumption by the Acquiring Fund of substantially all of MFT’s liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MFT, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MFT of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MFT in accordance with its Declaration of Trust and Massachusetts law (the “MFT Reorganization”).

With respect to Proposal 1(C), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

MFT	4,605,979	289,545	229,994

Preferred Shareholders

Proposal 1(D). The VMTP Holders of MFT, were being asked to vote as a separate class on a proposal to approve the MFT Reorganization Agreement and the MFT Reorganization.

With respect to Proposal 1(D), the shares of the Fund were voted as follows:

Fund Name	For	Against	Abstain

MFT	565	—	—

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but

A D D I T I O N A L I N F O R M A T I O N	73

Additional Information  (continued)

Dividend Policy (continued)

undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective October 19, 2020, each of MUC, MUJ and MIY has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of MUC, MUJ and MIY, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. MUC’s, MUJ’s and MIY’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of MUC, MUJ and MIY, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

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Additional Information  (continued)

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	VRDP Remarketing Agent
BlackRock Advisors, LLC	BofA Securities, Inc.(a)
Wilmington, DE 19809	New York, NY 10036

Accounting Agent and Custodian	TD Securities (USA) LLC(b)
State Street Bank and Trust Company	New York, NY 10019
Boston, MA 02111
VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
Transfer Agent	The Bank of New York Mellon
Computershare Trust Company, N.A.	New York, NY 10286
Canton, MA 02021
Independent Registered Public Accounting Firm
VRDP Liquidity Provider	Deloitte & Touche LLP
Bank of America, N.A.(a)	Boston, MA 02116
New York, NY 10036
Legal Counsel
The Toronto-Dominion Bank(b)	Willkie Farr & Gallagher LLP
New York, NY 10019	New York, NY 10019

(a) For MUJ.	Address of the Funds
(b) For MPA and MIY.	100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	75

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BHAC	Berkshire Hathaway Assurance Corp.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

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Want to know more?

blackrock.com   |   800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MQUAL5-01/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings California Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings California Quality Fund, Inc.

Date: April 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings California Quality Fund, Inc.

Date: April 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings California Quality Fund, Inc.

Date: April 5, 2021